-------------------------------------------------------------------------------
                                                             Exhibit 4.1








                        American Portable Telecom, Inc.,
                                    as Issuer



                        Telephone and Data Systems, Inc.,
                                  as Guarantor


                                       AND


                       The First National Bank of Chicago,
                                   as Trustee


                     --------------------------------------


                                    Indenture


                          Dated as of November 4, 1996


                     --------------------------------------


                                  $226,245,000

                       Series A Zero Coupon Notes Due 2006


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



                                TABLE OF CONTENTS

                                                             Page
                                                             ----
                                   ARTICLE ONE

                                   DEFINITIONS

SECTION 1.1   Certain Terms Defined..........................  2
              Agent Member...................................  2
              Authenticating Agent...........................  2
              Board of Directors.............................  2
              Board Resolution...............................  2
              Business Day...................................  2
              Capital Stock..................................  3
              Capitalized Rent...............................  3
              Consolidated Capitalization....................  3
              Corporate Trust Office.........................  3
              Debt      .....................................  4
              Definitive Notes...............................  4
              Depositary.....................................  4
              Event of Default...............................  4
              Exchange Act...................................  4
              Funded Debt....................................  4
              Guarantee .....................................  4
              Global Note....................................  4
              Guarantor .....................................  4
              Government Obligations.........................  5
              Holder    .....................................  5
              Holder of Notes................................  5
              Noteholder.....................................  5
              IAI       .....................................  5
              Indenture .....................................  5
              Indenture Obligations..........................  5
              Issuer    .....................................  6
              Issuer Order...................................  6
              Issue Price....................................  6
              Lien      .....................................  6
              Material Adverse Effect........................  6
              Notes     .....................................  6
              Notes Custodian................................  6
              Officer   .....................................  6
              Officers' Certificate..........................  6
              Opinion of Counsel.............................  7
              Original Issue Discount........................  7
              Outstanding....................................  7

                                                             Page
                                                             ----
              Paying Agent...................................  8
              Person    .....................................  8
              Principal Amount at Maturity...................  8
              QIB       .....................................  8
              Redemption Price...............................  8
              Registrar .....................................  8
              Responsible Officer............................  8
              Sale and Leaseback Transaction.................  9
              Secured Debt...................................  9
              SEC       .....................................  9
              Securities Act.................................  9
              Subsidiary.....................................  9
              subsidiary.....................................  9
              Successor Company..............................  9
              Tax Consolidated Subsidiary....................  10
              Transfer Restricted Notes......................  10
              Trustee   .....................................  10
              Wholly Owned Subsidiary........................  10

                                   ARTICLE TWO

                                    THE NOTES

SECTION 2.1  Form and Dating................................. 10
SECTION 2.2  Execution and Authentication.................... 12
SECTION 2.3  Registrar and Paying Agent...................... 13
SECTION 2.4  Paying Agent To Hold Money in Trust............. 13
SECTION 2.5  Transfer and Exchange........................... 14
SECTION 2.6  Replacement Notes............................... 20
SECTION 2.7  Temporary Notes and Certificated
             Notes........................................... 21
SECTION 2.8  Cancellation.................................... 22
SECTION 2.9  CUSIP Numbers................................... 22

                                  ARTICLE THREE

                    COVENANTS OF THE ISSUER AND THE GUARANTOR

SECTION 3.1  Payment of Notes................................ 23
SECTION 3.2  Offices for Payments, etc....................... 23
SECTION 3.3  Appointment to Fill a Vacancy in
             Office of Trustee............................... 24
SECTION 3.4  Paying Agents................................... 24

                                                             Page
                                                             ----
SECTION 3.5  Written Statement to Trustee.................... 25
SECTION 3.6  Limitation on Secured Debt...................... 26
SECTION 3.7  Limitation on Sale and Leaseback................ 28
SECTION 3.8  Voting Control of the Issuer.................... 31
SECTION 3.9  Insurance   .................................... 31

                                  ARTICLE FOUR

                          NOTEHOLDERS LISTS AND REPORTS
                          BY THE ISSUER AND THE TRUSTEE

SECTION 4.1  Issuer to Furnish Trustee Names and
             Addresses of Noteholders........................ 31
SECTION 4.2  Preservation and Disclosure of
             Noteholders Lists............................... 32
SECTION 4.3  Reports by the Issuer and the
             Guarantor....................................... 33
SECTION 4.4  Reports by the Trustee.......................... 34

                                  ARTICLE FIVE

                     REMEDIES OF THE TRUSTEE AND NOTEHOLDERS
                               ON EVENT OF DEFAULT

SECTION 5.1  Event of Default Defined;
             Acceleration of Maturity;
             Waiver of Default............................... 36
SECTION 5.2  Collection of Indebtedness by
             Trustee; Trustee May Prove Debt................. 40
SECTION 5.3  Application of Proceeds......................... 42
SECTION 5.4  Suits for Enforcement........................... 43
SECTION 5.5  Restoration of Rights on Abandonment
             of Proceedings.................................. 43
SECTION 5.6  Limitations on Suits by Noteholders............. 44
SECTION 5.7  Unconditional Right of Noteholders
             to Institute Certain Suits...................... 45
SECTION 5.8  Powers and Remedies Cumulative; Delay
             or Omission Not Waiver of Default............... 45
SECTION 5.9  Control by Holders of the Notes................. 45
SECTION 5.10 Waiver of Past Defaults......................... 46
SECTION 5.11 Trustee to Give Notice of Default,
             But May Withhold in Certain
             Circumstances................................... 47

                                                             Page
                                                             ----
SECTION 5.12 Right of Court to Require Filing
             of Undertaking to Pay Costs..................... 47

                                   ARTICLE SIX

                             CONCERNING THE TRUSTEE

SECTION 6.1  Duties and Responsibilities of the
             Trustee; During Default; Prior
             to Default...................................... 48
SECTION 6.2  Certain Rights of the Trustee................... 49
SECTION 6.3  Trustee Not Responsible for Recitals,
             Disposition of the Notes or
             Application of Proceeds Thereof................. 51
SECTION 6.4  Trustee and Agents May Hold Notes;
             Collections, etc................................ 51
SECTION 6.5  Moneys Held by Trustee.......................... 51
SECTION 6.6  Compensation and Indemnification
             of Trustee and Its Prior Claim.................. 52
SECTION 6.7  Right of Trustee to Rely on Officers'
             Certificate, etc................................ 53
SECTION 6.8  Qualification of Trustee; Conflicting
             Interests....................................... 53
SECTION 6.9  Persons Eligible for Appointment
             as Trustee...................................... 61
SECTION 6.10 Resignation and Removal; Appointment
             of Successor Trustee............................ 61
SECTION 6.11 Acceptance of Appointment by
             Successor Trustee............................... 63
SECTION 6.12 Merger, Conversion, Consolidation or
             Succession to Business of Trustee............... 64
SECTION 6.13 Preferential Collection of Claims
             Against the Issuer.............................. 65
SECTION 6.14 Appointment of Authenticating
             Agent........................................... 70

                                  ARTICLE SEVEN

                           CONCERNING THE NOTEHOLDERS

SECTION 7.1  Evidence of Action Taken by
             Noteholders..................................... 71

                                                             Page
                                                             ----
SECTION 7.2  Proof of Execution of Instruments
             and of Holding of Notes......................... 72
SECTION 7.3  Holders to be Treated as Owners................. 72
SECTION 7.4  Notes Owned by Issuer Deemed Not
             Outstanding..................................... 72
SECTION 7.5  Right of Revocation of Action Taken............. 73

                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

SECTION 8.1  Supplemental Indentures Without
             Consent of Noteholders.......................... 74
SECTION 8.2  Supplemental Indentures With Consent
             of the Noteholders.............................. 76
SECTION 8.3  Effect of Supplemental Indenture................ 77
SECTION 8.4  Documents to Be Given to Trustee................ 78
SECTION 8.5  Notation on Notes in Respect of
             Supplemental Indentures......................... 78

                                  ARTICLE NINE

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 9.1  Covenant of the Guarantor and the
             Issuer Not to Merge, Consolidate,
             Sell or Convey Property Except
             Under Certain Conditions........................ 78
SECTION 9.2  Notes to be Secured in Certain
             Events.......................................... 80
SECTION 9.3  Successor Company Substituted................... 80
SECTION 9.4  Officers' Certificate and Opinion of
             Counsel Delivered to Trustee.................... 81

                                   ARTICLE TEN

                          SATISFACTION AND DISCHARGE OF
                           INDENTURE; UNCLAIMED MONEYS

SECTION 10.1  Satisfaction and Discharge of
              Indenture...................................... 81
SECTION 10.2  Application by Trustee of Funds
              Deposited for Payment of Notes................. 86

                                                             Page
                                                             ----
SECTION 10.3  Repayment of Moneys Held by Paying
              Agent.......................................... 86
SECTION 10.4  Return of Moneys Held by Trustee and
              Paying Agent Unclaimed for Two Years
                ............................................. 87
SECTION 10.5  Indemnity for Government Obligations
                ............................................. 87
SECTION 10.6  Reinstatement.................................. 88

                                 ARTICLE ELEVEN

                            MISCELLANEOUS PROVISIONS

SECTION 11.1  Incorporators, Stockholders,
              Officers and Directors of Issuer and
              Guarantor Exempt from Individual
              Liability...................................... 88
SECTION 11.2  Provisions of Indenture for the Sole
              Benefit of Parties and Holders of
              Notes.......................................... 89
SECTION 11.3  Successors and Assigns of Issuer or
              Guarantor Bound by Indenture................... 89
SECTION 11.4  Notices and Demands on Issuer, the
              Guarantor, Trustee and Holders of
              Notes.......................................... 89
SECTION 11.5  Officers' Certificates and Opinions
              of Counsel; Statements to be
              Contained Therein.............................. 90
SECTION 11.6  Payments Due on Saturdays, Sundays
              and Holidays................................... 92
SECTION 11.7  Illinois Law to Govern......................... 92
SECTION 11.8  Counterparts................................... 92
SECTION 11.9  Effect of Headings............................. 92

                                 ARTICLE TWELVE

                               REDEMPTION OF NOTES

SECTION 12.1  Right to Redeem; Notices to Trustee............ 92
SECTION 12.2  Notice of Redemption; Partial
              Redemptions.................................... 93
SECTION 12.3  Payment of Notes Called for
              Redemption..................................... 94

                                                             Page
                                                             ----
SECTION 12.4  Exclusion of Certain Notes from
              Eligibility for Selection for
              Redemption..................................... 95

                                ARTICLE THIRTEEN

                                    GUARANTEE

SECTION 13.1  Telephone and Data Systems, Inc.
              Guarantee...................................... 96
SECTION 13.2  Continuing Guarantee; No Right of
              Set-Off; Independent Obligation................ 96
SECTION 13.3  Guarantee Unconditional........................ 97
SECTION 13.4  Right to Demand Full Performance............... 100
SECTION 13.5  Waivers    .................................... 101
SECTION 13.6  The Guarantor Remains Obligated in
              the Event the Issuer is No Longer
              Obligated to Discharge Indenture
              Obligations.................................... 102
SECTION 13.7  Subrogation.................................... 102
SECTION 13.8  Guarantee Is In Addition to Other
              Security....................................... 103
SECTION 13.9  Release of Security Interests.................. 103
SECTION 13.10 No Bar to Further Actions...................... 103
SECTION 13.11 Failure to Exercise Rights Shall Not
              Operate As a Waiver; No Suspension
              of Remedies.................................... 103
SECTION 13.12 Release of Guarantee........................... 104
SECTION 13.13 Execution of Guarantee......................... 104
SECTION 13.14 Guarantee Unsecured Unsubordinated
              Indebtedness of Guarantor...................... 105
---------------

EXHIBIT A                         Form of Note

                THIS INDENTURE dated as of November 4, 1996 (the
"Indenture") among American Portable Telecom, Inc., a Delaware corporation, as issuer (the "Issuer"), Telephone and Data Systems, Inc., an Iowa corporation, as Guarantor (the "Guarantor"), and The First National Bank of Chicago, as trustee (the "Trustee").

                              W I T N E S S E T H :

                WHEREAS, the Issuer has duly authorized the issue of the Series A Zero Coupon Notes Due November 1, 2006 (the "Notes) up to $226,245,000 principal amount at maturity.

                   WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Notes;

                 WHEREAS, the Guarantor has duly authorized the full and unconditional guarantee by the Guarantor, when and as the same shall become due and payable, of the Issuer's due and punctual payment of its obligations under this Indenture and the Notes, whether at maturity, by declaration of acceleration, upon redemption or otherwise; and

                 WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

                 NOW, THEREFORE:

                 In consideration of the premises and the purchases of the Notes by the holders thereof, the Issuer, the Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Notes as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

                  SECTION 1.1  Certain Terms Defined.  The following
terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All accounting terms used herein and not otherwise expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

                 "Agent Member" shall have the meaning set forth in
Section 2.1(b).

                "Authenticating Agent" shall have the meaning set forth in Section 6.14.

                "Board of Directors" means the Board of Directors of the Issuer or the Guarantor, as the case may be, or any committee of such Board duly authorized to act on its behalf.

                 "Board Resolution" means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Issuer or the Guarantor, as the case may be, to have been duly adopted or consented to by the Board of Directors of the Issuer or the Guarantor, as the case may be, and to be in full force and effect, and delivered to the Trustee.

                 "Business Day" means, with respect to the Notes, a day on which, in any city where amounts are payable on the Notes as therein specified, banking institutions are not authorized or required by law or regulation to close.

                 "Capital Stock" means and includes any and all shares, interests, participations or other equivalents (however designated) of ownership in a corporation or other Person.

                 "Capitalization" means with respect to any Person the total of (a) Funded Debt, (b) the par value or, in the case of Capital Stock with no par value, a value stated on the books, of all outstanding shares of Capital Stock, (c) the paid-in surplus and retained earnings (or minus the net surplus deficit, as the case may be), (d) deferred taxes and deferred investment tax credits, (e) Capitalized Rent and (f) minority interests in subsidiaries, of such Person. Notwithstanding the foregoing, for purposes of the definition of "Event of Default," "Capitalization" shall have the meaning set forth in Section
5.1 hereof.

                 "Capitalized Rent" means the present value
(discounted semi-annually at the yield to maturity on the Notes, calculated from the date of issuance thereof) of the total net amount of rent payable for the remaining term of any lease of property by the Guarantor (including any period for which such lease has been extended); provided, however, that no such rental obligation shall be deemed to be Capitalized Rent unless the lease resulted from a Sale and Leaseback Transaction. The total net amount of rent payable under any lease for any period shall be the total amount of the rent payable by the lessee with respect to such period but shall not include amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates, sewer rates and similar charges.

                 "Consolidated Capitalization" means the
Capitalization of the Guarantor and its Subsidiaries determined on a consolidated basis as of the end of the Guarantor's then most recently reported fiscal year or quarter, as the case may be, including minority interests in its Subsidiaries.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at One First National Plaza, Suite 0126, Chicago, IL

60670, Attention: Corporate Trust Administration, except that, with respect to presentation of the Notes for payment or registration of transfers or exchanges and the location of the register, such term means the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted, which at the date of original execution of this Indenture is located at c/o First Chicago Trust Company of New York, 14 Wall Street - 8th Floor Window 2, New York, New York 10005.

                  "Debt" means with respect to a Person all obligations of such Person for borrowed money and all such obligations of any other Person for borrowed money guaranteed by such Person.

                  "Definitive Notes" shall have the meaning set forth in Section 2.1(c).

                  "Depositary" means The Depository Trust Company, its nominees and their respective successors.

                  "Event of Default" means any event or condition specified as such in Section 5.1.

                  "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

                  "Funded Debt" means any Debt maturing by its terms more than one year from its date of issuance (notwithstanding that any portion of such Debt is included in current liabilities).

                  "Guarantee" means the guarantee by the Guarantor of the Issuer's obligations under this Indenture and the Notes, as provided in Article Thirteen.

                  "Global Note" shall have the meaning set forth in
Section 2.1(a).

                  "Guarantor" means Telephone and Data Systems,
Inc., an Iowa corporation, and, subject to Article Nine, its successors and assigns.

                  "Government Obligations" means securities that are
(a) direct obligations of the United States of America, (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as provided by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of such Government Obligation or the specific payment of principal of or interest on such Government Obligation evidenced by such depository receipt.

                  "Holder", "Holder of Notes", "Noteholder" or other similar terms means the Person in whose name such Note is registered on the books of the Registrar.

                  "IAI" shall have the meaning set forth in Section
2.1(c).

                  "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of the Notes established, as provided hereunder.

                  "Indenture Obligations" means the obligations of the Issuer under this Indenture or under the Notes to pay the Principal Amount at Maturity, Issue Price, accrued Original Issue Discount and Redemption Price on the Notes when due and payable, and all other amounts due or to become due under or in connection with this Indenture, the Notes and the performance of all other obligations to the Trustee and the Holders under this Indenture and the Notes, according to the terms thereof.

                  "Issuer" means American Portable Telecom, Inc., a
Delaware corporation and, subject to Article Nine, its successors and assigns.

                  "Issuer Order" means a written statement, request or order of the Issuer or the Guarantor, as the case may be, signed in its name by the Chairman of the Board of Directors, the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and by the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary, the Controller or any Assistant Controller of the Issuer or the Guarantor, as the case may be.

                  "Issue Price" of any Note means, in connection with the original issuance of such Note, the initial issue price as set forth on the face of the Note.

                  "Lien" means any mortgage, pledge, security interest, lien, charge or other encumbrance.

                  "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Guarantor and its Subsidiaries taken as a whole, (b) the rights and remedies of the Holders under this Indenture or (c) the ability of the Guarantor or the Issuer to perform its obligations under this Indenture.

                  "Notes" shall have the meaning set forth in the preamble.

                  "Notes Custodian" means the custodian with respect to a Global Note (as appointed by the Depository), or any successor person thereto and shall initially be the Trustee.

                  "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Issuer or the Guarantor, as the case may be.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and by the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary, the Controller or any Assistant Controller of the Issuer or the Guarantor, as the case may be, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.5.

                  "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of, or counsel to, the Issuer or the Guarantor, as the case may be. Each such opinion shall include the statements provided for in Section 11.5, if and to the extent required thereby.

                  "Original Issue Discount" of any Note means the difference between the Issue Price and the Principal Amount at Maturity of the Note as set forth on the face of the Note.

                  "Outstanding", when used with reference to Notes, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

                  (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Subject to Article 10, Notes, or portions thereof, for the payment or redemption of which moneys or Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Notes (if the Issuer shall act as its own Paying Agent), provided that if such Notes, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c)       Notes which shall have been paid or in
         substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.6 (except with respect to any such Note as to which proof satisfactory to the Trustee is presented that such Note is held by a Person in whose hands such Note is a legal, valid and binding obligation of the Issuer).

                  "Paying Agent" shall have the meaning set forth in
Section 2.3.

                  "Person" means any individual, corporation,
partnership,   joint  venture,   association,   joint  stock   company,   trust,
unincorporated organization or government or any agency or political subdivision thereof.

                  "Principal Amount at Maturity" of a Note means the Principal Amount at Maturity as set forth on the face of the Note.

                  "QIB" shall have the meaning set forth in Section
2.3.

                  "Redemption Price" shall have the meaning set forth in paragraph 5 of the Notes.

                  "Registrar" shall have the meaning set forth in
Section 2.3.

                  "Responsible Officer", when used with respect to
the Trustee, means the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president (whether or not designated by numbers or words added before or after the title "vice president"), the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Sale and Leaseback Transaction" means any arrangement with any Person other than a Tax Consolidated Subsidiary providing for the leasing (as lessee) by the Guarantor of any property (except for temporary leases for a term, including any renewal thereof, of not more than three years (provided that any such temporary lease may be for a term of up to five years if (a) the Board of Directors of the Guarantor reasonably finds such term to be in the best interest of the Guarantor and (b) the primary purpose of the transaction of which such lease is a part is not to provide funds to or financing for the Guarantor)), which property has been or is to be sold or transferred by the Guarantor (i) to any subsidiary of the Guarantor in contemplation of or in connection with such arrangement or (ii) to such other Person.

                  "Secured Debt" means Debt of the Guarantor secured by any Lien on property (including Capital Stock or indebtedness of Subsidiaries of the Guarantor) owned by the Guarantor.

                  "SEC" shall have the meaning set forth in Section
2.1(a).

                  "Securities Act" shall have the meaning set forth in Section 2.1(a).

                  "Subsidiary" means a Person which is consolidated with the Issuer or the Guarantor, as applicable, in accordance with generally accepted accounting principles.

                  "subsidiary" means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more subsidiaries of such Person or (iii) one or more subsidiaries of such Person.

                  "Successor Company" shall have the meaning set forth in Section 9.1.

                  "Tax Consolidated Subsidiary" means a subsidiary of the Guarantor with which, at the time a Sale and Leaseback Transaction is entered into by the Guarantor, the Guarantor would be entitled to file a consolidated federal income tax return.

                  "Transfer Restricted Notes" means Definitive Notes and Notes that bear or are required to bear the legend set forth in Section 2.5(d).

                  "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee.

                  "Wholly Owned Subsidiary" means a Subsidiary all the capital stock of which (other than directors' qualifying shares) is owned by the Issuer or the Guarantor, as applicable, or another Wholly Owned Subsidiary.


                                   ARTICLE TWO

                                    THE NOTES

                  SECTION 2.1 Form and Dating.   The Notes and the
Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture. The Notes may have notations, legends or endorsements required by law and agreements to which the Issuer is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Issuer). The Notes shall be dated the date of their authentication. The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

                  (a) Global Notes. The Notes offered and sold to "qualified institutional buyers" (as defined in Rule 144A under the Securities
Act) (each a "QIB") or in reliance on Regulation S under the Securities Act ("Regulation S") shall be issued initially in the form of one permanent global Note in definitive, fully registered form without interest coupons with the global Note legend and restricted Note legend set forth in Exhibit A hereto (the "Global Note"), which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its New York office, as custodian for the Depository (or with such other custodian as the Depository may direct), and registered in the name of the Depository or a nominee of the Depository, duly executed by the Issuer and the Guarantor and authenticated by the Trustee as hereinafter provided. The aggregate Principal Amount at Maturity of the Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

                  (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to the Global Note deposited with or on behalf of the Depository.

                  The Issuer and the Guarantor shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one Global Note that (a) shall be registered in the name of the Depository or the nominee of the Depository and (b) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instructions or held by the Trustee as custodian for the Depository.

                  Members of, or participants in, the Depository
("Agent Members") shall have no rights under this Indenture with respect to the Global Note held on their behalf by the Depository or by the Trustee as the custodian of the Depository or under such Global Note, and the Depository may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a Holder of a beneficial interest in the Global Note.

                  (c) Certificated Notes. Except as provided in this Section or Section 2.5 or 2.7, owners of beneficial interests in the Global Note will not be entitled to receive physical delivery of certificated Notes. Purchasers of the Notes who are institutional "accredited investors" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (each an "IAI") and who are not QIBs and did not purchase Notes sold in reliance on Regulation S will receive certificated Notes bearing the restricted Note legend set forth in Exhibit A hereto (such securities as held by an IAI are herein referred to as "Definitive Notes"); provided, however, that upon transfer of such certificated Notes to a QIB or in reliance on Regulation S such certificated Notes will, unless the Global Note has previously been exchanged, be exchanged for an interest in the Global Note pursuant to the provisions of
Section 2.5. Definitive Notes will bear the restricted Note legend set forth on Exhibit A unless removed in accordance with Section 2.5(d).

                  SECTION 2.2 Execution and Authentication.   Two
Officers shall sign the Notes for the Issuer by manual or facsimile signature. The Issuer's seal shall be impressed, affixed, imprinted or reproduced on the Notes and may be in facsimile form. The Guarantee shall be executed by one of the Officers of the Guarantor under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries.

                  If an Officer whose signature is on a Note no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless.

                  A Note shall not be valid until an authorized signatory of the Trustee or a duly appointed Authenticating Agent manually signs the certificate of authentication on the Note. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

                  The Trustee or duly appointed Authenticating Agent shall authenticate and deliver Notes for issue in an aggregate Principal Amount at Maturity of $226,245,000 upon a written order of the Issuer signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant

Secretary of the Issuer. Such order shall specify the amount of the Notes to be authenticated and the date on which the issue of Notes is to be authenticated. The aggregate Principal Amount at Maturity of Notes outstanding at any time may not exceed $226,245,000, except as provided in Section 2.6.

                  SECTION 2.3 Registrar and Paying Agent. The
Issuer shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Notes may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Issuer may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

                  The Issuer shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Issuer shall notify the Trustee of the name and address of any such agent. If the Issuer fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 6.6. The Issuer or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar, co-registrar or transfer agent.

                  SECTION 2.4 Paying Agent To Hold Money in Trust.
Prior to each due date of payments in respect of any Note, the Issuer shall deposit with the Paying Agent a sum sufficient to make such payments when so becoming due. The Issuer shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Noteholders or the Trustee all money held by the Paying Agent for the making of payments in respect of the Notes and shall notify the Trustee of any default by the Issuer in making any such payments. If the Issuer or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

                  SECTION 2.5 Transfer and Exchange. (a) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented to the Registrar or a co-registrar with a request:

                  (x)   to register the transfer of such Definitive
         Notes; or

                  (y) to exchange such Definitive Notes for an equal Principal Amount at Maturity of Definitive Notes of other authorized denominations,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if the requirements of this Indenture are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

                  i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer and the Registrar or co-registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing; and

                  ii) are being transferred or exchanged pursuant to Section 2.5(b) or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                            (A) if  such  Definitive  Notes  are
                      being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse of the Note); or

                            (B)      if such Definitive Notes are being
                      transferred to the Issuer a certification to that effect (in the form set forth on the reverse of the Note); or

                            (C) if  such  Definitive  Notes  are
                      being transferred pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act: (i) a certificate to that effect (in the form set forth on the reverse of the Note), and (ii) if the Issuer or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend set forth in Section 2.5(d)(i).

                      (b) Restrictions on Transfer of a Definitive Note for a Beneficial Interest in the Global Note. A Definitive Note may not be exchanged for a beneficial interest in the Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                      i) certification, in the form set forth on the reverse of the Note, that such Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act or to a non-U.S. person in accordance with Rule 904 under the Securities Act; and

                      ii) written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate Principal Amount at Maturity of the Notes represented by the Global Note, then the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Notes Custodian, the aggregate Principal Amount at Maturity of Notes represented by the Global Note to be increased accordingly. If no Global Note is then outstanding, the Issuer shall issue and the Trustee shall authenticate, upon written order of the Issuer in the form of an Officers' Certificate, a new Global Note in the appropriate Principal Amount at Maturity.

                      (c)       Transfer and Exchange of Global Note.

                       i)  The transfer and exchange of the Global Note
         or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor, if applicable.

                      ii) Notwithstanding any other provisions of this Indenture (other than the provisions set forth in Section 2.7), the Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                    iii) In the event that the Global Note is
         exchanged for Notes in definitive form pursuant to Section 2.7, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.5 (including the certification requirements set forth on the reverse of the Notes intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Issuer.

                     (d)       Legend.

                     i) Except as permitted by the following
         paragraph (ii), each Note certificate evidencing the Global Note and the Definitive Notes (and all Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

                 "THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY
         ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND UNDER APPLICABLE STATE SECURITIES LAWS, AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH

         REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF
         THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (i) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (iv) IN
         ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

                   When set forth on a Definitive Note, the legend will include the following additional words:

                "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL
         DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH
         CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER
         AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE
         TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                   ii) Upon any sale or transfer of a Transfer
         Restricted Note (including any Transfer Restricted Note represented by a Global Note) pursuant to Rule 144 under the Securities Act:

                       (A) in  the  case  of  any  Transfer
                   Restricted Note that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a certificated Note that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Note;

                        (B) in  the  case  of  any  Transfer
                    Restricted Note that is represented by the Global Note, the Registrar shall permit the Holder thereof to request the issuance of a certificated Note that does not bear the legend set forth above and rescind any restrictions on the transfer of such Transfer Restricted Note, if the sale or exchange was made in reliance on Rule 144 and the Holder certifies to that effect in writing to the Registrar (such certification to be in the form set forth on the reverse of the Note).

                    (e) Cancellation or Adjustment of Global Note.
At such time as all beneficial interests in the Global Note have either been exchanged for certificated Notes, redeemed, repurchased or cancelled, such Global Note shall be returned to the Depository for cancellation or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in the Global Note is exchanged for certificated Notes, redeemed, repurchased or cancelled, the Principal Amount at Maturity of Notes represented by such Global Note shall be reduced and an adjustment shall be made by the Trustee or the Notes Custodian to reflect such reduction on the books and records of the Notes Custodian for such Global Note with respect to such Global Note.

                     (f) Obligations with Respect to Transfers and Exchanges of Notes.

                          i)   To   permit   registration   of
                     transfers and exchanges, the Issuer and the Guarantor shall execute and the Trustee shall authenticate certificated Notes, Definitive Notes and the Global Note at the Registrar's or co-registrar's request.


                          ii) The Issuer may  require  payment
                      of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section 2.5.

                          iii) The Issuer  shall not be  required to
                      make and the Registrar or co-registrar need not register transfers or exchanges of certificated or Definitive Notes selected for redemption (except, in the case of any
                      Definitive Note to be redeemed in part, the portion thereof not to be redeemed), or any Notes for a period of 15 days before a selection of Notes to be so redeemed.

                          iv)  Prior  to the due  presentation
                      for registration of transfer of any Note, the Issuer, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payments in respect of such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Issuer, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                          v)  All   Notes   issued   upon  any
                      transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

                      (g)       No Obligation of the Trustee.

                          i)  The   Trustee   shall   have  no
                      responsibility or obligation to any beneficial owner of the Global Note, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of the Global Note). The rights of beneficial owners in the Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

                          ii)  The   Trustee   shall  have  no
                      obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants, members or beneficial owners in the Global Note) other than to required delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                      SECTION 2.6 Replacement Notes.  If a mutilated
Note is surrendered to the Registrar or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Issuer shall issue, the Guarantor shall execute and the Trustee shall authenticate a replacement Note if the Holder satisfies any reasonable requirements of the Trustee. Such Holder shall furnish an indemnity bond sufficient in the judgment of the Issuer, the Guarantor and the Trustee to protect the Issuer, the Guarantor, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Note is replaced. The Issuer and the Trustee may charge the Holder for their expenses in replacing a Note.

                      Every replacement Note is an additional obligation of the Issuer and the Guarantor evidencing the same debt as the Note for which it is a replacement.

                      All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                 SECTION 2.7 Temporary Notes and Certificated
Notes.         (a) Until definitive Notes are ready for delivery, the Issuer may prepare, the Guarantor shall execute and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Issuer considers appropriate for temporary Notes. Without unreasonable delay, the Issuer shall prepare, the Guarantor shall execute and the Trustee shall authenticate definitive Notes and deliver them in exchange for temporary Notes.

                (b)  The Global Note deposited  with  the Depository or with the  Trustee as  custodian  for the  Depository  pursuant to  Section  2.1 shall be transferred to the beneficial owners thereof in the form of certificated Notes in an aggregate Principal Amount at Maturity equal to the Principal Amount at Maturity of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.5 and (i) the Depository notifies the Issuer that it is unwilling or unable to continue as Depository for such Global Note or if at any time such Depository ceases to be a "clearing agency" registered under the Exchange Act and a successor depository is not appointed by the Issuer within 90 days of such notice, (ii) an Event of Default has occurred and is continuing or (iii) the Issuer, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Notes under this Indenture.

                (c) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depository to the Corporate Trust Office of the Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate Principal Amount at Maturity of Notes of authorized denominations. Any portion of the Global Note transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depository shall direct. Any Note delivered in exchange for an interest in the Global Note shall, except as otherwise provided by Section 2.5(d), bear the restricted notes legend set forth in Exhibit A hereto.

                 (d) Subject to the provisions of Section 2.7(c), the registered Holder of the Global Note may grant proxies and otherwise authorize any person, including agent members, participants and persons that may hold interests through agent members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                 (e) In the event of the occurrence of any of the events specified in Section 2.7(b), the Issuer will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form.

                      SECTION 2.8  Cancellation.  The Issuer at any time
may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment or cancellation and deliver such cancelled Notes to the Issuer. The Issuer may not issue new Notes to replace Notes it has redeemed, paid or delivered to the Trustee for cancellation.

                      SECTION 2.9  CUSIP Numbers.  The Issuer in issuing
the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the CUSIP numbers.


                                  ARTICLE THREE

                    COVENANTS OF THE ISSUER AND THE GUARANTOR

                      SECTION 3.1 Payment of Notes.    The Issuer
covenants and agrees for the benefit of the Noteholders that it will duly and punctually make all payments in respect of the Notes on the dates and in the manner provided in the Notes or pursuant to this Indenture. Principal Amount at Maturity, Issue Price, accrued Original Issue Discount, Redemption Price and interest, if any, shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money or securities, if permitted hereunder, sufficient to pay all such amounts then due and the Trustee or the Paying Agent, as the case may be, is not prohibited pursuant to the terms of this Indenture from paying such money to the Noteholders on that date.

                      SECTION 3.2  Offices for Payments, etc.   So long
as Notes are outstanding hereunder, the Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Notes may be presented for payment or for exchange as provided in this Indenture and where the Notes may be presented for registration of transfer as provided in this Indenture.

                      The Issuer and the Guarantor will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Issuer or the Guarantor in respect of the Notes or this Indenture may be served.

                      The Issuer and the Guarantor will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Issuer or the Guarantor shall fail to maintain any office or agency required by this Section to be located in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location of any of the above offices or agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

                      The Issuer may from time to time designate one or more additional offices or agencies where the Notes may be presented for payment, where the Notes may be presented for exchange as provided in this Indenture and where the Notes may be presented for registration of transfer as provided in this Indenture, and the Issuer may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain any office or agency required to be provided for in this Section. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof.

                      SECTION 3.3   Appointment to Fill a Vacancy in
Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to the Notes hereunder.

                      SECTION 3.4   Paying Agents.   Whenever the Issuer
shall appoint a Paying Agent other than the Trustee with respect to Notes, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

                         (a)  that  it  will  hold  all  sums
                      received by it as such agent for payments in respect of the Notes (whether such sums have been paid to it by the Issuer or the Guarantor) in trust for the benefit of the Holders of the Notes or of the Trustee, and

                         (b) that it will  give  the  Trustee
                      notice of any failure by the Issuer or the Guarantor to make any payments in respect of the Notes when the same shall be due and payable, and

                         (c)  that  at any  time  during  the
                      continuance of any such failure referred to in the foregoing paragraph (b), it will upon written request of the Trustee forthwith pay to the Trustee all sums so held in trust by such agent.

                      The Issuer will, on or prior to each due date of payments in respect of any Notes, deposit with the Paying Agent a sum sufficient to make such payment so becoming due, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

                      If the Issuer shall act as its own Paying Agent with respect to the Notes, it will, on or before each due date of payments in respect of any Notes, set aside, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such payment so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

                      Anything in this section to the contrary notwithstanding, but subject to Section 10.1, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Notes hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for the Notes by the Issuer or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trust herein contained.

                      Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

                      SECTION 3.5   Written Statement to Trustee. The
Guarantor will deliver to the Trustee on or before April 30 in each year (beginning with April 30, 1997) an Officers' Certificate (which need not comply with Section 11.5) stating that in the course of the performance by the signers of their duties as officers of the Guarantor they would normally have knowledge of any default by the Guarantor in the performance of any covenants contained in this Indenture, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

                      SECTION 3.6   Limitation on Secured Debt.   So long
as any of the Notes remain Outstanding, the Guarantor will not create or incur any Secured Debt without in any such case effectively providing concurrently with the creation or incurrence of any such Secured Debt that the Notes then Outstanding (together with, if the Guarantor shall so determine, any other Debt of or guarantee by the Guarantor ranking equally with the Guarantee and then existing or thereafter created) shall be secured equally and ratably with (or, at the option of the Guarantor, prior to) such Secured Debt, unless immediately after the incurrence of such Secured Debt (and after giving effect to the application of the proceeds, if any, therefrom), the aggregate principal amount of all such Secured Debt, together with the aggregate amount of Capitalized Rent in respect of Sale and Leaseback Transactions (other than Sale and Leaseback Transactions described in clauses (a) to (e), inclusive, of Section 3.7), would not exceed 10% of Consolidated Capitalization; provided, however, that the foregoing restrictions shall not apply to, and there shall be excluded in computing Secured Debt for the purpose of such restrictions, Secured Debt secured by:

                      (a) Liens on property existing at the time of acquisition of such property by the Guarantor, or Liens to secure the payment of all or any part of the purchase price of property acquired or constructed by the Guarantor (including any improvements to existing property) created at the time of or within 270 days following the acquisition of such property by the Guarantor, or Liens to secure any Secured Debt incurred by the Guarantor prior to, at the time of or within 270 days following the acquisition of such property, which Secured Debt is incurred for the purpose of financing all or any part of the purchase price thereof; provided, however, that in the case of any such acquisition, the Lien shall not apply to any property theretofore owned by the Guarantor (including property transferred by the Guarantor to any subsidiary of the Guarantor in contemplation of or in connection with the creation of such Lien) or to any property of the

         Guarantor other than the property so acquired (other than, in the case of construction or improvement, any theretofore unimproved real property or portion thereof on which the property so constructed, or the improvement, is located);

                      (b)  Liens on property of a Person (i) existing at
         the time such Person is merged into or consolidated with the Guarantor or at the time of a sale, lease or other disposition of the properties of a Person as an entirety or substantially as an entirety to the Guarantor, (ii) resulting from such merger, consolidation, sale, lease or disposition by virtue of any Lien on property granted by the Guarantor prior to such merger, consolidation, sale, lease or disposition (and not in contemplation thereof or in connection therewith) which applies to after-acquired property of the Guarantor or
         (iii) resulting from such merger, consolidation, sale, lease or disposition pursuant to a Lien or contractual provision granted or entered into by such Person prior to such merger, consolidation, sale, lease or disposition (and not at the request of the Guarantor); provided, however, that any such Lien referred to in clause (i) shall not apply to any property of the Guarantor other than the property subject thereto at the time such Person or properties were acquired and any such Lien referred to in clause (ii) or (iii) shall not apply to any property of the Guarantor other than the property so acquired;

                      (c)  Liens existing on the date of this Indenture;

                      (d)  Liens in favor of a government or
         governmental entity to secure partial progress, advance or other payments, or other obligations, pursuant to any contract or statute or to secure any Debt incurred for the purpose of financing all or any part of the cost of acquiring, constructing or improving the property subject to such Liens (including, without limitation, Liens incurred in connection with pollution control, industrial revenue, private activity bond or similar financing);

                      (e) Liens arising by reason of deposits with, or
         the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation, which Lien is required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege, franchise, license or permit;

                      (f) Liens for taxes, assessments or governmental charges or levies not yet delinquent or governmental charges or levies already delinquent, the validity of which charge or levy is being contested in good faith and for which any reserves required in accordance with generally accepted accounting principles have been established;

                      (g) Liens (including judgment liens) arising in connection with legal proceedings so long as such proceedings are being contested in good faith and, in the case of judgment liens, execution thereon is stayed and for which any reserves required in accordance with generally accepted accounting principles have been established; and

                      (h) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing clauses (a) to (g), inclusive; provided, however, that the principal amount of Secured Debt secured thereby shall not exceed the principal amount of Secured Debt secured thereby at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced (plus improvements to such property).

                      SECTION 3.7 Limitation on Sale and Leaseback.
The Guarantor will not enter into any Sale and Leaseback Transaction unless immediately thereafter (and after giving effect to the application of the proceeds, if any, therefrom), the aggregate amount of Capitalized Rent in respect of Sale and Leaseback Transactions, together with the aggregate principal amount of all Secured Debt (other than Secured Debt described in clauses (a) to (h), inclusive, of Section 3.6), would not exceed 10% of Consolidated Capitalization; provided, however, that the foregoing restrictions shall not apply to, and there shall be excluded in computing the aggregate amount of Capitalized Rent for the purpose of such restrictions, the following Sale and Leaseback Transactions:

                      (a) any Sale and Leaseback Transaction entered into to finance the payment of all or any part of the purchase price of property acquired or constructed by the Guarantor (including any improvements to existing property) or entered into prior to, at the time of or within 270 days after the acquisition or construction of such property, which Sale and Leaseback Transaction is entered into for the purpose of financing all or part of the purchase or construction price thereof; provided, however, that in the case of any such acquisition, such Sale and Leaseback Transaction shall not involve any property transferred by the Guarantor to any subsidiary of the Guarantor in contemplation of or in connection with such Sale and Leaseback Transaction or involve any property of the Guarantor other than the property so acquired (other than, in the case of construction or improvement, any theretofore unimproved real property or portion thereof on which the property so constructed, or the improvement, is located);

                      (b) any Sale and Leaseback Transaction involving property of a Person existing at the time such Person is merged into or consolidated with the Guarantor or at the time of a sale, lease or other disposition of the properties of a Person as an entirety or substantially as an entirety to the Guarantor;

                      (c) any Sale and Leaseback Transaction in which the lessor is a government or governmental entity and which Sale and Leaseback Transaction is entered into to secure partial progress, advance or other payments, or other obligations, pursuant to any contract or statute or to secure any Debt incurred for the purpose of financing all or any part of the cost of constructing or improving the property subject to such Sale and

         Leaseback  Transaction   (including,   without  limitation,   Sale  and
         Leaseback Transactions incurred in connection with pollution control, industrial revenue, private activity bond or similar financing);

                      (d) any Sale and Leaseback Transaction involving the extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of a lease pursuant to a Sale and Leaseback Transaction referred to in the foregoing clauses (a) to (c), inclusive; provided, however, that such lease extension, renewal or replacement shall be limited to all or any part of the same property leased under the lease so extended, renewed or replaced (plus improvements to such property); and

                      (e) any Sale and Leaseback Transaction the net proceeds of which are at least equal to the fair value (as determined by the Board of Directors) of the property leased pursuant to such Sale and Leaseback Transaction, so long as within 270 days of the effective date of such Sale and Leaseback Transaction, the Guarantor applies (or irrevocably commits to an escrow account for the purpose or purposes hereinafter mentioned) an amount equal to the net proceeds of such Sale and Leaseback Transaction to either (x) the purchase of other property having a fair value at least equal to the fair value of the property leased in such Sale and Leaseback Transaction and having a similar utility and function, or (y) the retirement or repayment (other than any mandatory retirement or repayment at maturity) of (i) the Notes,
         (ii) other Funded Debt of the Guarantor which ranks prior to or on a parity with the Notes or (iii) indebtedness of any subsidiary of the Guarantor maturing by its terms more than one year from its date of issuance (notwithstanding that any portion of such indebtedness is included in current liabilities) or preferred stock of any subsidiary of the Guarantor (other than any such indebtedness owed to or preferred stock owned by the Guarantor or any subsidiary of the Guarantor); provided, however, that in lieu of applying an amount equivalent to all or any part of such net proceeds to such retirement or repayment (or committing such an amount to an escrow account for such purpose), the Guarantor may deliver to the Trustee Outstanding Notes and thereby reduce the amount to be applied pursuant to (y) of this clause (e) by an amount equivalent to the aggregate Principal Amount at Maturity of the Notes so delivered.

                      SECTION 3.8 Voting Control of the Issuer.   The
Guarantor shall at all times maintain beneficial ownership, directly or indirectly through one or more Subsidiaries, of that number of shares of Capital Stock of the Issuer (or any entity into which the Issuer is merged or consolidated in accordance with Article Nine) with at least a majority of the total voting power of the Issuer entitled (without regard to the occurrence of any contingency) to vote in the election of directors (or persons performing similar functions).

                      SECTION 3.9 Insurance.   The Guarantor shall, and
shall cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to its respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or similar businesses and similarly situated.


                                  ARTICLE FOUR

                          NOTEHOLDERS LISTS AND REPORTS
                          BY THE ISSUER AND THE TRUSTEE

                      SECTION 4.1 Issuer to Furnish Trustee Names and
Addresses of Noteholders. The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Notes:

                           (a) at least semi-annually on October 15 and April 15, and

                           (b)  at  such  other  times  as  the
                      Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, as of a date not more than 15 days prior to the time such information is furnished,

provided that if and so long as the Trustee shall be the Registrar for such Notes and such Notes are registered on the register of the Registrar, such list shall not be required to be furnished.

                      SECTION 4.2 Preservation and Disclosure of
Noteholders Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of the Notes (i) contained in the most recent list furnished to it as provided in Section 4.1, (ii) received by it in the capacity of Registrar, if so acting, and (iii) filed with it within two preceding years pursuant to Section 4.4(c)(ii). The Trustee may destroy any list furnished to it as provided in
Section 4.1 upon receipt of a new list so furnished.

                      (b) In case three or more Holders of Notes
(hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                          (i) afford to such applicants access
                      to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

                          (ii)  inform such  applicants  as to
                      the approximate number of Holders of all the Notes whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of such subsection (a) and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                           If the Trustee shall elect not to afford to
such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to all Holders of the Notes, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of such subsection (a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of the Notes or would be in violation of applicable law. Such written statement shall specify the basis of such opinion.

                      (c) Each and every Holder of Notes by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection
(b).

                      (d) The Issuer shall upon written request to the Trustee (or, if applicable, the Registrar) be entitled to receive a list of the Holders of any and all of the Notes.

                      SECTION 4.3 Reports by the Issuer and the Guarantor. The Issuer and the Guarantor covenant:

                      (a) to file with the Trustee, within 15 days after either the Issuer or the Guarantor is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which either the Issuer or the Guarantor may be required to file with the Commission pursuant to
         Section 13 or Section 15(d) of the Exchange Act; and

                      (b) to transmit by mail to the Holders of Notes within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 4.4(c), such summaries of any information, documents and reports required to be filed by either the Issuer or the Guarantor pursuant to subsection (a) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the SEC.

                      SECTION 4.4 Reports by the Trustee. (a) Within
60 days after May 15 of each year, commencing with the year 1997, the Trustee shall transmit by mail to the Holders of the Notes, as provided in subsection
(c) of this Section, a brief report dated as of such May 15 with respect to

                      (i) its eligibility under Section 6.9 and its qualification under Section 6.8, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

                      (ii) the character and amount of any advances
         (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid at any time aggregate not more than 1/2 of 1% of the Principal Amount at Maturity of the Notes Outstanding on the date of such report;

                      (iii)     the amount, interest rate and maturity
         date of all other indebtedness owing by the Issuer or the Guarantor to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in Section 6.13 (b) (2), (3), (4) or
         (6);

                      (iv) the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report; and

                      (v) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Notes, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 5.11.

                      (b) The Trustee shall transmit to the Holders of the Notes, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of this Indenture) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection (b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining at any time aggregate 10% or less of the Principal Amount at Maturity of the Notes Outstanding at such time, such report to be transmitted within 90 days after such time.

                      (c) Reports pursuant to this Section shall be transmitted by mail:

                      (i) to all Holders of the Notes, as the names and addresses of such Holders appear upon the registry books of the Registrar;

                      (ii) to such other Holders of Notes as have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

                      (iii) except in the case of reports pursuant to subsection (b), to each Holder of a Note whose name and address are preserved at the time by the Trustee as provided in Section 4.2(a).


                                  ARTICLE FIVE

                     REMEDIES OF THE TRUSTEE AND NOTEHOLDERS
                               ON EVENT OF DEFAULT

                      SECTION 5.1  Event of Default Defined;
Acceleration of Maturity; Waiver of Default. "Event of Default", wherever used herein, means each of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                      (a) default in the payment of all or any part of the Principal Amount at Maturity, Issue Price, accrued Original Issue Discount or Redemption Price on any Note as and when the same shall become due and payable, whether at maturity, upon any redemption, by declaration or otherwise; or

                      (b) failure on the part of the Guarantor or the
         Issuer duly to observe or perform any other of the covenants or agreements on the part of the Guarantor or the Issuer, as the case may be, in the Notes or in this Indenture contained for a period of 90 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default"
         hereunder and demanding that the Guarantor or the Issuer, as the case may be, remedy the same, shall have been given (i) (A) in person to the Chairman, the President, the Executive Vice President - Finance or the Treasurer of the Guarantor and the Issuer, promptly followed by notice by registered or certified mail, return receipt requested, by the Trustee, or (B) by registered or certified mail, return receipt requested, to the Guarantor and the Issuer by the Trustee, or (ii) by registered or certified mail, return receipt requested, to the Guarantor, the Issuer and the Trustee by the Holders of not less than 25% in aggregate Principal Amount at Maturity of the Outstanding Notes; or

                      (c) the Guarantor shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt of the Guarantor that is outstanding in an aggregate principal amount equal to or greater than 2% of Consolidated Capitalization, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any default occurs under any instrument under which there is at the time outstanding, or by which there may be secured or evidenced, any such Debt of the Guarantor that is outstanding in an aggregate principal amount equal to or greater than 2% of Consolidated Capitalization which results in acceleration (whether by declaration or automatically) of such Debt; provided, however, that it shall not constitute an Event of Default hereunder as long as the Guarantor is contesting such default or acceleration in good faith and by appropriate proceedings and no actual acceleration of such Debt of the Guarantor shall have occurred; or

                      (d) the Guarantee ceases to be in full force and effect or the Guarantor or any Person acting on behalf of the Guarantor shall deny or disaffirm the Guarantor's obligations under the Guarantee; or

                       (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Guarantor or the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Guarantor or the Issuer or for any substantial part of the property of the Guarantor or the Issuer, or ordering the winding up or liquidation of the affairs of the Guarantor or the Issuer, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                       (f) the Guarantor or the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Guarantor or the Issuer or for any substantial part of the property of the Guarantor or the Issuer, or make any general assignment for the benefit of creditors.

If an Event of Default (other than an Event of Default described in clause 5.1(e) or 5.1(f)) shall have occurred and be continuing, then, and in each and every such case, unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate Principal Amount at Maturity of the Notes then Outstanding, by notice in writing to the Guarantor and the Issuer (and to the Trustee if given by such Holders), may declare the Issue Price of all the Notes then Outstanding and the Original Issue Discount accrued to the date of such declaration to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause 5.1(e) or 5.1(f) shall have occurred and be continuing, the Issue Price on all the Notes then Outstanding and the Original Issue Discount accrued thereon shall thereby become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Noteholders.

                 The foregoing paragraph, however, is subject to the condition that if, at any time after the Issue Price and accrued Original Issue Discount of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Guarantor or the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay the principal including accrued Original Issue Discount of all Notes which shall have become due otherwise than by such declaration or acceleration (with interest upon such amounts, to the extent that payment of such interest is enforceable under applicable law, at the same rate as the yield to maturity on the Notes to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under this Indenture, other than the non-payment of amounts on the Notes which shall have become due by such declaration or acceleration, shall have been cured, waived or otherwise remedied as provided herein--then, and in every such case, the Holders of a majority in aggregate Principal Amount at Maturity of all the Notes then Outstanding, by written notice to the Guarantor and the Issuer and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                 For purposes of the definition of "Event of Default," "Capitalization" shall mean the total of (a) Debt, (b) the par value or, in the case of Capital Stock with no par value, a value stated on the books, of all outstanding shares of Capital Stock, (c) the paid-in surplus and retained earnings (or minus the net surplus deficit, as the case may be), (d) deferred taxes and deferred investment tax credits, (e) Capitalized Rent and (f) minority interests in Subsidiaries.

                 SECTION 5.2 Collection of Indebtedness by
Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any part of the Principal Amount at Maturity, Issue Price, including accrued Original Issue Discount or Redemption Price on the Notes as and when the same shall become due and payable, whether at maturity, upon redemption, by declaration or otherwise -- then, upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Notes the whole amount that then shall have become due and payable on all the Notes (with interest to the date of such payment upon the overdue amounts, at the same rate as the yield to maturity on the Notes); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made by the Trustee, except as a result of its negligence or bad faith.

                 Until such demand is made by the Trustee, the Issuer may make payments in respect of the Notes to the Holders, whether or not the Notes are overdue.

                 In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or the Guarantor upon the Notes and collect in the manner provided by law out of the property of the Issuer or the Guarantor upon the Notes, wherever situated the moneys adjudged or decreed to be payable.

                 In case there shall be pending proceedings relative to the Issuer or the Guarantor upon the Notes under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or the Guarantor or its property, or in case of any other comparable judicial proceedings relative to the Issuer or the Guarantor, or to the creditors or property of the Issuer or the Guarantor, the Trustee, irrespective of whether the Principal Amount at Maturity, Issue Price, accrued Original Issue Discount or Redemption Price of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                 (a) to file and prove a claim or claims for the amount of the Issue Price on the Notes then Outstanding and the Original Issue Discount accrued thereon owing and unpaid in respect of such Notes, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in any judicial proceedings relative to the Issuer or the Guarantor or to the creditors or property of the Issuer or the Guarantor.

                 (b)       unless prohibited by applicable law and
         regulations,  to vote on  behalf  of the  Holders  of the  Notes in any
         election   of  a  trustee  or  a  standby   trustee   in   arrangement,
         reorganization,   liquidation   or  other   bankruptcy   or  insolvency
         proceedings or person performing similar functions in comparable proceedings, and

                 (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and any trustee, receiver, liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, and its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith.

                 Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                 All rights of action and of asserting claims under this Indenture, or under the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee and its agents, attorneys and counsel, shall be for the ratable benefit of the Holders of the Notes.

                 In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such proceedings.

                 SECTION 5.3 Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of the Notes shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys upon presentation of the Notes in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Notes in reduced Principal Amounts at Maturity in exchange for the presented Notes if only partially paid, or upon surrender thereof if fully paid:

                 FIRST: To the payment of costs and expenses of collection applicable to such series, including reasonable compensation to the Trustee and its agents, attorneys and counsel and of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith;

                 SECOND: To the payment of the whole amount then owing and unpaid upon the Notes for Principal Amount at Maturity, Issue Price, accrued Original Issue Discount or Redemption Price, with interest upon the overdue amounts at the same rate as the yield to maturity on the Notes; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Notes, then to the payment of such amount without preference or priority, ratably to the aggregate of such amount; and

                 THIRD: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

                 SECTION 5.4 Suits for Enforcement.  In case an
Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                 SECTION 5.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then, and in every such case, the Issuer, the Guarantor and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Guarantor, the Trustee and the Noteholders shall continue as though no such proceedings had been taken.

                 SECTION 5.6  Limitations on Suits by Noteholders.
No Holder of the Notes shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate Principal Amount at Maturity of the Notes then Outstanding (determined as provided in Section 5.1 and voting as one class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to
Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee, that no one or more Holders of the Notes shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of the Notes, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of the Notes. For the protection and enforcement of the provisions of this Section, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                 SECTION 5.7  Unconditional Right of Noteholders to
Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of the Notes, the right of any Holder of the Notes to receive payments in respect of such Notes on or after the due dates for such payments, or to institute suit for the enforcement of any such payment on or after such dates, shall not be impaired or affected without the consent of such Holder.

                 SECTION 5.8  Powers and Remedies Cumulative; Delay
or Omission  Not Waiver of Default.  Except as provided in the last  sentence of
Section 2.6 and subject to Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of the Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                 No delay or omission of the Trustee or of any Holder of the Notes to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of the Notes may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of the Notes.

                 SECTION 5.9  Control by Holders of the Notes.  The
Holders of a majority in aggregate Principal Amount at Maturity of the Outstanding Notes shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee with respect to the Notes by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided, further, that (subject to the provisions of Section 6.1) the

Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, its executive committee or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Notes not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

                 Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Noteholders.

                 SECTION 5.10 Waiver of Past Defaults.   Prior to
the  declaration  of  acceleration  of the  maturity of the Notes as provided in
Section 5.1, the Holders of a majority in aggregate Principal Amount at Maturity of the Outstanding Notes may on behalf of all the Holders waive any past default or Event of Default and its consequences with respect to the Notes, as described in Section 5.1, except a default or an Event of Default in respect of a covenant or provision hereof or of the Notes which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Guarantor, the Trustee and the Holders of all the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                 Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                 SECTION 5.11 Trustee to Give Notice of Default,
But May Withhold in Certain Circumstances. The Trustee shall, within 90 days after the occurrence of a default with respect to the Notes, give notice of all such defaults known to the Trustee to all the Holders of the Notes in the manner and to the extent provided in Section 4.4(c), unless in each case such defaults shall have been cured before the mailing of such notice (the term "default" for the purpose of this Article being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default described in Section 5.1(a), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders.

                 SECTION 5.12 Right of Court to Require Filing of
Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of the Notes by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder or group of Noteholders holding in the aggregate more than 10% in aggregate Principal Amount at Maturity of the Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the Principal Amount at Maturity, Issue Price, accrued Original Issue Discount or Redemption Price of the Notes when the same shall become due and payable.

                                   ARTICLE SIX

                             CONCERNING THE TRUSTEE

                 SECTION 6.1 Duties and Responsibilities of the
Trustee; During Default; Prior to Default. The Trustee, prior to the occurrence of an Event of Default with respect to the Notes and after the curing or waiving of all Events of Default which may have occurred with respect to the Notes, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Notes has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                 No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

                 (a)       prior to the occurrence of an Event of
         Default with respect to the Notes and after the curing or waiving of all such Events of Default which may have occurred with respect to the
         Notes:

                           (i) the  duties and  obligations  of
                 the Trustee with respect to the Notes shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the  absence of bad faith on
                 the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                 (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                 (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with an appropriate direction of the Holders pursuant to
         Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                 None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

                 SECTION 6.2 Certain Rights of the Trustee.
Subject to Section 6.1:

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b)       any request, direction, order or demand of
         the Issuer or the Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of either the Issuer or the Guarantor may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer or the Guarantor, as applicable;

                 (c) the Trustee may consult with counsel and any written advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                 (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

                 (e)       the Trustee shall not be liable for any
         action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                 (f)       prior to the occurrence of an Event of
         Default with respect to the Notes and after the curing or waiving of all such Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate Principal Amount at Maturity of the then Outstanding Notes;

         provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee, shall be repaid by the Issuer upon demand; and

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

                 SECTION 6.3  Trustee Not Responsible for Recitals,
Disposition of the Notes or Application of Proceeds Thereof. The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or of the proceeds thereof.

                 SECTION 6.4 Trustee and Agents May Hold Notes;
Collections, etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of the Notes with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.8 and 6.13, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

                 SECTION 6.5 Moneys Held by Trustee.   Subject to
the provisions of Section 10.4, all moneys received by the

Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

                 SECTION 6.6 Compensation and Indemnification of
Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Issuer covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of the Notes, and the Notes are hereby subordinated to such senior claim. The Company's payment obligations pursuant to this Section 6.6 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 5.1(e) or (f), the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

                 SECTION 6.7  Right of Trustee to Rely on Officers'
Certificate, etc.   Subject  to  Sections   6.1  and  6.2,   whenever  in  the
administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture in reliance thereon.

                 SECTION 6.8  Qualification of Trustee; Conflicting
Interests. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect specified in this Article.

                 (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90 day period, transmit by mail notice of such failure to the Noteholders in the manner and to the extent required by Section 4.4(c).

                 (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Notes if:

                           (i) the  Trustee is a trustee  under
                 another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Issuer or the Guarantor are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of the Notes issued under this Indenture; provided that there shall be excluded from the operation of this paragraph such other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Issuer or the Guarantor are outstanding, if

                           (1) this  Indenture  and such  other
                 indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the SEC shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures, as applicable, which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or

                             (2) the Issuer shall have  sustained
                 the burden of proving, on application to the SEC and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures, is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures;

                 (ii) the Trustee or any of its directors or executive officers is an obligor upon the Notes issued under this Indenture or an underwriter for the Issuer or the Guarantor;

                 (iii) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Issuer or the Guarantor or an underwriter for the Issuer;

                 (iv) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Issuer, or of an underwriter (other than the Trustee itself) for the Issuer or the Guarantor who is currently engaged in the business of underwriting, except that (x) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Issuer or the Guarantor, but may not be at the same time an executive officer of both the Trustee and the Issuer; (y) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Issuer; and (z) the Trustee may be designated by the Issuer or by any underwriter for the Issuer to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of (c)(i) of this Section, to act as trustee, whether under an indenture or otherwise;

                 (v) 10% or more of the voting securities of the Trustee is beneficially owned either by the Issuer or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Issuer or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                 (vi) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (x) 5% or more of the voting securities, or 10% or more of any other class of security of the Issuer, not including the Notes issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (y) 10% or more of any class of security of an underwriter for the Issuer;

                 (vii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Issuer;

                 (viii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Issuer; or

                 (ix) the Trustee owns on May 1 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under clause (vi), (vii) or (viii) of this subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 1 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 1. If the Issuer fails to make payment in full of principal of or interest on any of the Notes when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of clauses (vi), (vii) and (viii) of this subsection.

                 The specification of percentages in clauses (v) to
(ix), inclusive, of this subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of clause (iii) or (vii) of this subsection.

                 For the purposes of clauses (vi), (vii), (viii) and (ix) of this subsection only,

                 (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness;

                 (ii) an obligation shall be deemed to be "in default" when a default in payment of principal or interest shall have continued for 30 days or more and shall not have been cured; and

                 (iii) the Trustee shall not be deemed to be the owner or holder of (x) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (y) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (z) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

                 Except as provided above, the word "security" or "securities," as used in this Section, shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

                 (d)       For purposes of this Section:

                 (i) the term "underwriter," when used with reference to the Issuer, shall mean every person who, within three years prior to the time as of which the determination is made, has purchased from the Issuer with a view to, or has offered or sold for the Issuer in connection with, the distribution of any security of the Issuer outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission;

                 (ii) the term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated;

                 (iii) the term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof; as used in this clause, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security;

                 (iv) the term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person;

                 (v) the term "Issuer" shall mean any obligor upon the Notes; and

                 (vi) the term "executive officer" shall mean the
         president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization, whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

                 (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                 (i) a specified percentage of the voting securities of the Trustee, the Issuer or any other person referred to in this Section (each of whom is referred to as a "person" in this subsection) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person;

                 (ii) a specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding;

                 (iii) the term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security;

                 (iv) the term "outstanding" means issued and not held by or for the account of the issuer; the following securities shall not be deemed outstanding within the meaning of this definition:

                      (A)     securities of an issuer held in a
                 sinking fund relating to securities of the issuer of the same class;

                      (B)     securities of an issuer held in
                 a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                      (C) securities pledged by the issuer thereof security for an obligation of the issuer not in default as to principal or interest or otherwise;
                 and

                      (D) securities held in escrow if placed in escrow by the issuer thereof;

         provided that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof; and

                 (v) a security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient



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



         to constitute them securities of different classes, whether or not they are issued under a single indenture.

                 SECTION 6.9 Persons Eligible for Appointment as
Trustee. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State thereof or the District of Columbia having a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

                 SECTION 6.10  Resignation and Removal; Appointment
of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of resignation to the Issuer and by mailing notice of such resignation to the Holders of the then Outstanding Notes at their addresses as they shall appear on the register of the Registrar. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Note for at least six months may, subject to the provisions of Section 5.12, on behalf of



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



such Holder and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

                 (b) In case at any time any of the following shall occur:

                 (i) the Trustee shall fail to comply with the provisions of Section 6.8 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Note for at least six months; or

                 (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Issuer or by any such Holder; or

                 (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

                 (iv) the Issuer shall elect to remove the Trustee, provided that no Event of Default, or event which following notice or the passage of time or both would constitute an Event of Default, shall then exist with respect to the Notes and such removal does not adversely affect the interests of any Holder of the Notes;

then, in any such case, the Issuer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee or trustees, or, subject to the provisions of Section 5.12, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the



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appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, remove the Trustee and appoint a successor trustee.

                 (c) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

                 SECTION 6.11 Acceptance of Appointment by
Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, trusts and duties of its predecessor hereunder, with like effect as if originally named as trustee hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder for the benefit of such applicable series and shall execute, acknowledge and deliver an instrument transferring to such successor trustee all such rights, powers, trusts and duties. Upon request of any such successor trustee, the Issuer shall execute and acknowledge any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee for the benefit of the Notes to secure any amounts then due it pursuant to the provisions of Section 6.6.

                 No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9.




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                 Upon acceptance of appointment by any successor
trustee as provided in this Section, the Issuer shall give notice thereof to the Holders of the Notes by mailing such notice to such Holders at their addresses as they shall appear on the register of the Registrar. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

                 SECTION 6.12  Merger, Conversion, Consolidation or
Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9, without the execution or filing of a paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         In case at the time of such succession to the Trustee any of the Notes shall have been authenticated but not delivered, any such successor trustee may adopt the certificate of authentication of any predecessor trustee and deliver the Notes so authenticated; and, in case at that time any of the Notes shall not have been authenticated, any successor trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of such successor trustee; and in all such cases such certificate of authentication shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of authentication of the Trustee shall have; provided that the right to adopt the certification of any predecessor trustee or to authenticate the Notes in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.




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



                 SECTION 6.13 Preferential Collection of Claims
Against the Issuer. (a) Subject to the provisions of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Issuer within four months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Notes and the holders of other indenture securities (as defined in such subsection (c)):

                 (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Issuer and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in clause (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Issuer upon the date of such default; and

                 (2)       all property received by the Trustee in
         respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property if disposed of, subject, however, to the rights, if any, of the Issuer and its other creditors in such property or such proceeds.

                 Nothing herein contained, however, shall affect the right of the Trustee:

                 (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Issuer) who is liable thereon, (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization



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



         pursuant to Title 11 of the United States Code or applicable state law;

                 (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

                 (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within four months; or

                 (D) to receive payment on any claim referred to in clause (B) or (C) of this subsection, against the release of any property held as security for such claim as provided in such clause (B) or (C), as the case may be, to the extent of the fair value of such property,

                 For the purposes of clauses (B), (C) and (D), property substituted after the beginning of such four months period for property held as security at the time of such substitution shall to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such clauses is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

                 If the Trustee shall be required to account, the fund and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on



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



claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Issuer of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Holders and the holders of other indenture securities dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction
(i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.




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



                 Any Trustee who has resigned or been removed after the beginning of such four-months' period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four-months' period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

                 (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such four-months' period; and

                 (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

                 (b) There shall be excluded from the operation of this Section a creditor relationship arising from:

                 (1) ownership or acquisition of securities issued under any indenture or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                 (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Noteholders at the time and in the manner provided in this Indenture;

                 (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                 (4)       an indebtedness created as a result of
         services rendered or premises rented or an indebtedness



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



         created as a result of goods or securities sold in a cash transaction as defined in subsection (c)(3) of this Section;

                 (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Issuer; or

                 (6)       the acquisition, ownership, acceptance or
         negotiation   of  any  drafts,   bills  of  exchange,   acceptances  or
         obligations which fall within the classification of self-liquidating paper as defined in subsection (c)(4) of this Section.

                 (c)       As used in this Section:

                 (1) the term "default" shall mean any failure to make payment in full of the principal or interest in respect of the Notes when such payment becomes due and payable or principal and interest upon the other indenture securities when and as such principal or interest becomes due and payable;

                 (2) the term "other indenture securities" shall mean securities upon which the Issuer is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of subsection (a) of this Section and (iii) under which a default exists at the time of the apportionment of the funds and property held in said special account;

                 (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                 (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation



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



         which is made, drawn, negotiated or incurred by the Issuer for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

                 (5) the term "Issuer" shall mean any obligor upon the Notes.

                 SECTION  6.14  Appointment  of  Authenticating Agent.
As long as any Note remains Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of, but subject to the direction of, the Trustee to authenticate Notes including Notes issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.6. Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in the Indenture to the authentication and delivery of Notes by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a certificate of authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 (determined as provided in Section
6.9 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.




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



                 Any corporation into which any Authenticating
Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a part or any corporation succeeding to the corporate agency or corporate trust business of any Authenticating Agent, shall be the successor to such Authenticating Agent with respect to the Notes without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

                 Any Authenticating Agent may at any time, and if it shall cease to be eligible hereunder shall, resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall upon receipt of an Issuer Order appoint a successor Authenticating Agent and shall provide notice of such appointment to all the Holders of the Notes in the manner and to the extent provided in Section 6.11 with respect to the appointment of a successor trustee. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.

                 Sections 6.2, 6.3, 6.4, 6.6 (except for the last sentence thereof) and 7.3 shall be applicable to any Authenticating Agent.


                                  ARTICLE SEVEN

                           CONCERNING THE NOTEHOLDERS

                 SECTION 7.1 Evidence of Action Taken by Noteholders.   Any
request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in aggregate Principal Amount at Maturity of the Holders of the



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



Notes may be evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee.

                 SECTION 7.2 Proof of Execution of Instruments  and of Holding
of Notes.   Subject to Sections 6.1 and 6.2,  proof of the execution of any instrument by a Holder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. Subject to Sections 6.1 and 6.2, proof of the holding by any Person of any Note shall be sufficient if the ownership of the Notes is proved by the register maintained by the Registrar pursuant to Section 2.3 or by a certificate of the Registrar.

                 SECTION 7.3  Holders to be Treated as Owners.  The
Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may deem and treat the Person in whose name any Note shall be registered upon the register maintained by the Registrar pursuant to Section 2.3 as the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payments of or on account of the Note and for all other purposes; and none of the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Note.

                 SECTION 7.4 Notes Owned by Issuer Deemed Not
Outstanding. In determining whether the Holders of the requisite aggregate Principal Amount at Maturity of Outstanding Notes have concurred in any direction, consent or waiver under this Indenture, Notes which are owned by the Issuer, the Guarantor or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor shall be disregarded and deemed not to be Outstanding for the purposes of any such determination, except that for the purpose of determining whether the Trustee shall be protected relying on any such direction, consent or waiver, only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or the Guarantor upon such Notes or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Issuer to be owned or held by or for the account of any of the above described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are Outstanding for the purposes of any such determination.

                 SECTION  7.5  Right of  Revocation  of  Action Taken.
At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the requisite percentage in aggregate Principal Amount at Maturity of the Notes specified in this Indenture in connection with such action, any Holder of a Note the serial number of which is shown by the evidence to be included among the serial numbers of the Notes the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of ownership as provided in Section 7.2, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the Holder of a Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such

Note. Any action taken by the Holders of the requisite percentage in aggregate Principal Amount at Maturity of the Notes specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Guarantor, the Trustee and the Holders of all the Notes.

                 The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Noteholders entitled to give their consent or take any other action described above. If a record date is fixed, then notwithstanding the immediately preceding paragraph those Persons who were Holders of Notes at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action with respect to such Notes, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.


                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

                 SECTION 8.1 Supplemental Indentures Without
Consent of Noteholders. The Issuer and the Guarantor, when authorized by a resolution of their respective Boards of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                 (a) subject to Section 3.6, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes any property or assets;

                 (b)       to add guarantees with respect to the Notes;

                 (c)       to evidence the succession of another
         corporation to the Issuer or the Guarantor, or



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



         successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer or the Guarantor, as applicable pursuant to Article Nine;

                 (d) to add to the covenants of the Issuer or the Guarantor such further covenants, restrictions, conditions or provisions as the Issuer, the Guarantor and the Trustee shall consider to be for the protection of the Holders of the Notes, and to make the occurrence, or the occurrence and continuance, of a default in complying with any such additional covenant, restriction, condition or provision an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; in respect of any such additional covenant, restriction, condition or provision, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate Principal Amount at Maturity of the Notes to waive such an Event of Default;

                 (e) to cure any ambiguity, defect, omission or inconsistency or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions as the Issuer or the Guarantor may deem necessary or desirable, provided that no such action shall adversely affect the interests of the Holders of the Notes;

                 (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee, as provided in Section 6.11; and

                 (g)       to provide for uncertificated Notes in
         addition to or in place of certificated Notes;
         provided, however, that the uncertificated Notes are



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         issued  in  registered  form for  purposes  of  Section  163(f)  of the
         Internal Revenue Code of 1986, as amended, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Internal Revenue Code of 1986, as amended.

                 The Trustee is hereby authorized to join with the Issuer and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property or assets thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                 Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of the Notes at the time Outstanding, notwithstanding any of the provisions of
Section 8.2.

                 SECTION 8.2 Supplemental Indentures With Consent of the Noteholders. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate Principal Amount at Maturity of the Outstanding Notes affected by such supplemental indenture, the Issuer and the Guarantor, when authorized by a resolution of their respective Boards of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in manner the rights of the Holders of the Notes; provided that no such supplemental indenture shall, without the consent of each Holder affected thereby (a) reduce the Principal Amount at Maturity, the Issue Price or the Redemption Price with respect to any Note, the amount thereof that would be due and payable upon an acceleration of the maturity of the Notes pursuant to Section 5.1, or the



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



amount thereof provable in bankruptcy pursuant to Section 5.2, or extend the maturity of any Note, or alter the manner or rate of accrual of Original Issue Discount, or make any Note payable in money or securities other than that stated in the Note; (b) reduce the percentage in Principal Amount at Maturity of the Outstanding Notes whose Holders must consent to any such supplemental indenture or any waiver provided for in this Indenture; or (c) impair the right to institute suit for the enforcement of any payment with respect to the Notes.

                 Upon the request of the Issuer and the Guarantor,
accompanied by a Board Resolution from each of the Issuer and the Guarantor complying with the first paragraph of this Section and evidence of the consent of the Holders of the Notes as aforesaid and such other documents, if any, as may be required by Section 7.1, the Trustee shall join with the Issuer and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                 It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                 Promptly after the execution by the Issuer, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice thereof (i) to the Holders of then Outstanding Notes, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the register of the Registrar. Any failure of the Trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                 SECTION 8.3 Effect of Supplemental Indenture.
Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed



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to be modified and amended in accordance  therewith and the  respective  rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer, the Guarantor and the Holders of the Notes of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                 SECTION 8.4 Documents to Be Given to Trustee.
The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article complies with the applicable provision of this Indenture.

                 SECTION 8.5 Notation on Notes in Respect of
Supplemental Indentures. Notes of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation form approved by the Trustee as to any matter provided for by such supplemental indenture. If a supplemental indenture changes the terms of a Note, the Trustee may require the Holder of such Note to deliver it to the Trustee, and the Trustee may place an appropriate notation on the Note regarding the changed terms and return it to such Holder. A failure to make any such notation shall not, however, in any way impair or affect the validity of any such supplemental indenture or any such Note the terms of which are changed.


                                  ARTICLE NINE

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

                 SECTION 9.1 Covenant of the Guarantor and the Issuer Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions. Neither the Guarantor nor the Issuer shall consolidate with, or merge with or into, any other Person or Persons (whether or not affiliated with the Guarantor or the Issuer), or be a party to successive



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



consolidations or mergers to which the Guarantor or the Issuer, as the case may be, or its successor or successors shall be a party or parties, or sell, lease or convey the property of the Guarantor or the Issuer as an entirety or substantially as an entirety, unless (and in the case of the Issuer, subject to the provisions of Section 3.8): (a) upon any such consolidation, merger, sale, lease or conveyance, the due and punctual payment of the Principal Amount at Maturity, Issue Price, accrued Original Issue Discount and Redemption Price on all the Notes, and the due and punctual performance and observance of all of the covenants, conditions and other obligations of this Indenture and the Notes to be performed or observed by the Guarantor or the Issuer, as the case may be, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person formed by such consolidation, or into which the Guarantor or the Issuer, as the case may be, shall have been merged, or which shall have acquired such property (the "Successor Company"); (b) the Successor Company shall be either (i) a Person organized and existing under the laws of the United States, any state thereof or the District of Columbia or (ii) a Person organized and existing under the laws of Canada, Japan, Australia, New Zealand, any nation in Western Europe or of any political subdivision of any thereof and such Person undertakes to pay to the Holders of the Notes any additional amounts as may be necessary in order that every net payment of Principal Amount at Maturity, Issue Price, accrued Original Issue Discount and Redemption Price on the Notes, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon such Holder (except for a tax, assessment or charge imposed solely as a result of a connection between the recipient and the jurisdiction imposing such tax assessment or charge) by reason of or as a result of such payment being made by a Person which is not a Person existing under the laws of the United States or any state thereof or the District of Columbia, will not be less than the amount provided for in the Notes to be then due and payable; (c) immediately after giving effect to such transaction (and treating any Secured Debt or Sale and Leaseback Transaction which becomes an obligation of the Successor Company as a result of such transaction as having been incurred or entered into by the Successor Company at the time of such transaction), no Event



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



of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and (d) in the case of any such transaction with respect to the Issuer, the Guarantor consents to such transaction and reaffirms the Guarantee.

                 SECTION 9.2 Notes to be Secured in Certain
Events. If, upon any such consolidation or merger of the Guarantor or the Issuer or upon any such sale, lease or conveyance of the property of the Guarantor or the Issuer as an entirety or substantially as an entirety to any other Person, any property owned by the Guarantor immediately prior thereto would thereupon become subject to any Lien (unless the Secured Debt in respect of such Lien could have been incurred by the Guarantor without its being required by the provisions of Section 3.6 to secure the Notes equally and ratably with (or prior to) such Secured Debt), the Guarantor, prior to any such consolidation, merger, sale, lease or conveyance, will by indenture supplemental hereto secure the Notes (together with, if the Guarantor shall so determine, any other Debt incurred, assumed or guaranteed by the Guarantor ranking equally with, or prior to, the Guarantee, whether then existing or thereafter created) by direct Lien on such property, prior to all Liens other than any theretofore existing thereon.

                 SECTION 9.3 Successor Company Substituted.   In
case of any  consolidation,  merger,  sale,  lease or conveyance  referred to in
Section 9.1, and following such an assumption by the Successor Company, such Successor Company shall succeed to and be substituted for the Guarantor or the Issuer, as the case may be, with the same effect as if it had been named herein.

                 Such Successor Company may cause to be signed, and may issue either in its own name or in the name of the Guarantor or the Issuer, as the case may be, prior to such succession, any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Guarantor or the Issuer, as the case may be, and delivered to the Trustee; and, upon the order of such Successor Company, instead of the Guarantor or the Issuer, as the case may be, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate



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



and shall deliver any Notes which previously shall have been signed and delivered by the officers of the Guarantor or the Issuer, as the case may be, to the Trustee for authentication, and any Notes which such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof.

                 In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

                 In the event of any such sale or conveyance (other than a conveyance by way of lease), the Guarantor or the Issuer or any Successor Company which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Notes and may be liquidated and dissolved.

                 SECTION 9.4 Officers' Certificate and Opinion of
Counsel Delivered to Trustee. The Trustee, subject to the provisions of Sections
6.1 and 6.2, may receive an Officers' Certificate and an Opinion of Counsel each stating that any such consolidation, merger, sale, lease or conveyance, that any such assumption, that any such supplemental indenture and that any such liquidation or dissolution, complies with the applicable provisions of this Indenture.


                                   ARTICLE TEN

                          SATISFACTION AND DISCHARGE OF
                           INDENTURE; UNCLAIMED MONEYS

                 SECTION 10.1 Satisfaction and Discharge of
Indenture. (A) If at any time (a) the Issuer shall have paid or caused to be paid the Principal Amount at Maturity due and payable in respect of all the Notes theretofore authenticated (other than Notes which have been destroyed,



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



lost or stolen and which have been replaced or paid as provided in Section 2.6), in accordance with the terms of this Indenture and such Notes or (b) as to Notes not so paid, the Issuer shall have delivered to the Trustee for cancellation all the Notes theretofore authenticated (other than any Notes which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.6) or (c) as to Notes not so paid or delivered for cancellation, (i) all the Notes shall have become due and payable, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4) to pay the Principal Amount at Maturity on all the Notes; and if, in the case of
(a), (b) or (c), the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall, subject to Section 10.6, cease to be of further effect (except as to (i) rights of registration of transfer and exchange of the Notes and the Issuer's right of optional redemption, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) the rights of Holders of the Notes to receive payments thereon upon the original stated due dates therefor (but not upon acceleration), (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of Holders of the Notes as beneficiaries hereof with respect to the property so deposited with the Trustee and payable to all or any of them, (vi) the obligations of the Issuer under Sections 3.2, 3.3, 3.4, 4.1 and 9.3 and clauses (a) and (b) of Section 9.1 and (vii) this Article 10 pertinent to such continuing obligations); and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction and discharge of this Indenture; provided that the rights of Holders of the Notes to receive amounts in respect of the Principal Amount at Maturity or redemption, as the case may be, on the Notes held by them shall not be delayed longer than required by then applicable mandatory rules or policies of any national securities exchange upon which the Notes are listed. The



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



Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

                 (B) In addition to discharge of this Indenture pursuant to the next preceding paragraph (A), the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Notes on the 123rd day after the date of the deposit referred to in subparagraph (a) below, and the provisions of this Indenture with respect to the Notes shall, subject to Section 10.6, no longer be in effect (except as to (i) rights of registration of transfer and exchange of the Notes and the Issuer's right of optional redemption, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) the rights of Holders of the Notes to receive payments thereon upon the original stated due dates therefor (but not upon acceleration), solely from the trust fund referred to in subparagraph (a) below, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of Holders of the Notes as beneficiaries hereof with respect to the property so deposited with the Trustee and payable to all or any of them, (vi) the respective obligations of the Issuer under Sections 3.2, 3.3, 3.4, 4.1 and 9.3 and clauses (a) and (b) of Section 9.1 and (vii) this Article 10 pertinent to such continuing obligations); and the Trustee, at the cost and expense of the Issuer, shall, at the Issuer's request, execute proper instruments acknowledging the same, if:

                 (a) the Issuer shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes (i) cash in an amount, or (ii) Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or
         (iii) a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the Principal Amount at Maturity on all the Notes on each date that such amount is due and payable;



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



                 (b) no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as clauses (e) and (f) of Section 5.1 are concerned, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                 (c) such deposit, defeasance and discharge shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which either the Issuer or the Guarantor is a party or by which either is bound;

                 (d)       the Issuer shall have delivered to the
         Trustee an Opinion of Counsel (which counsel, for the purpose of clause
         (ii), shall be counsel selected by the Issuer with national recognition in matters of federal income tax law) to the effect that (i) such deposit shall not result in the Issuer, the Guarantor, the Trustee or such trust constituting an "investment company" under the Investment Company Act of 1940, as amended, and (ii) either (A) there has been a change in the applicable Federal income tax law or (B) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that, and in any such case referred to in clause (A) or (B) such Opinion of Counsel shall confirm that based thereon, the Holders of the Notes then Outstanding will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred; and

                 (e)       the Issuer shall have delivered to the
         Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this paragraph have been complied with.




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



                 (C)       The Issuer and the Guarantor shall be
released from their respective obligations under Sections 3.5, 3.6, 3.7, 3.8 and
3.9 and Article Nine (other than clauses (a), (b) and (d) of Section 9.1 with respect to the Notes on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). Covenant defeasance means that, with respect to the Outstanding Notes, the Issuer and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in Sections 3.5, 3.6, 3.7, 3.8 and 3.9 and Article Nine (other than Section 9.1(a), (b) and (d)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article, by reason of any reference in such Section or Article to any other provision herein or by reason of any reference to any such Section or Article in any other document, and such omission to comply shall not constitute an Event of Default under Section 5.1 with respect to the Outstanding Notes, but the remainder of this Indenture shall be unaffected thereby. The following shall be the conditions to application of this paragraph (C):

                 (a) the Issuer shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, (i) cash in an amount, or (ii) Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or
         (iii) a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the Principal Amount at Maturity on all the Notes on each date that such amount is due and payable;

                 (b) no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as clauses (e) and (f) of Section 5.1 are concerned, at any time during the period ending on the 123rd day after the date of such deposit (it being



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



         understood that this condition shall not be deemed satisfied until the expiration of such period);

                 (c) such deposit and covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which either the Issuer or the Guarantor is a party or by which either is bound;

                 (d)       the Issuer shall have delivered to the
         Trustee an Opinion of Counsel (which counsel, for the purpose of clause
         (ii), shall be counsel selected by the Issuer with national recognition in matters of federal income tax law) to the effect that (i) such deposit shall not result in the Issuer, the Guarantor, the Trustee or such trust constituting an "investment company" under the Investment Company Act of 1940, as amended, and (ii) the Holders of the Notes then Outstanding will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred; and

                 (e)       the Issuer shall have delivered to the
         Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such covenant defeasance have been complied with.

                 SECTION 10.2 Application by Trustee of Funds
Deposited for Payment of Notes. Subject to Section 10.4, all moneys deposited with the Trustee pursuant to Section 10.1 in respect of the Outstanding Notes shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent), to the Holders of the Notes of all sums due and to become due thereon for the Principal Amount at Maturity, but such money need not be segregated from other funds except to the extent required by law.

                 SECTION 10.3 Repayment of Moneys Held by Paying
Agent. In connection with the satisfaction and discharge of



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



this Indenture with respect to the Notes, all moneys then held by any Paying Agent under the provisions of the Indenture shall, upon demand of the Issuer, be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                 SECTION 10.4  Return of Moneys Held by Trustee and
Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of any amount on any Note and not applied but remaining unclaimed for two years after the date upon which such amount shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such Paying Agent, and the Holder of the Notes shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment with respect to moneys deposited with it for any payment, shall at the expense of the Issuer, mail by first-class mail to Holders of such Notes at their addresses as they shall appear on the register of the Registrar, notice that such moneys remain and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such moneys then remaining will be repaid to the Issuer.

                 SECTION 10.5  Indemnity for Government
Obligations. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 10.1 or the principal or interest received in respect of such Government Obligations, other than any such tax, fee or other charge which by law is for the account of the Holders of the Notes for whose benefit such Government Obligations are held.




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



                 SECTION 10.6 Reinstatement.  If the Trustee or
Paying Agent is unable to apply any money or Government Obligation in accordance with this Article 10 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's and the Guarantor's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article 10 until such time as the Trustee or Paying Agent is permitted to apply all such money or Government Obligations in accordance with this Article 10; provided, however, that, if the Issuer or the Guarantor has made any payment of principal in respect of any Notes because of the reinstatement of its obligations, the Issuer or the Guarantor, as applicable, shall be entitled, at its election, (a) to receive from the Trustee or Paying Agent, as applicable, that portion of such money or Government Obligations equal to the amount of such payment or (b) to be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Obligations held by the Trustee or Paying Agent.


                                 ARTICLE ELEVEN

                            MISCELLANEOUS PROVISIONS

                 SECTION 11.1 Incorporators, Stockholders,
Officers and Directors of Issuer and Guarantor Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in the Notes, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or the Guarantor or of any successor, either directly or through the Issuer or the Guarantor or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Notes by the Holders thereof and as part of the consideration for the issue of the Notes.



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                 SECTION 11.2  Provisions of Indenture for the Sole
Benefit of Parties and Holders of Notes. Nothing in this Indenture or in the Notes, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Notes, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Notes.

                 SECTION 11.3 Successors and Assigns of Issuer or
Guarantor Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer or the Guarantor, as the case may be, shall bind any successors and assigns, whether so expressed or not.

                 SECTION 11.4 Notices and Demands on Issuer, the
Guarantor, Trustee and Holders of Notes. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by any Holder of Notes to or upon the Issuer or the Guarantor may be given or served in person or by being deposited postage prepaid in the United States mail, first-class mail (except as otherwise specifically provided herein), addressed (until another address of the Issuer or the Guarantor is filed by the Issuer or the Guarantor with the Trustee) to American Portable
Telecom, Inc., 8410 West Bryn Mawr Avenue, Suite 1100, Chicago, Illinois 60631-3486, Attention: Chief Financial Officer, and to Telephone and Data Systems, Inc., Suite 4000, 30 North LaSalle Street, Chicago, Illinois 60602,
Attention: Treasurer. Any notice, direction, request or demand by the Issuer or the Guarantor or any Holder of Notes to or upon the Trustee may be given or served in person or by being deposited postage prepaid in the United States mail, first-class mail (except as otherwise specifically provided herein), addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, IL 60670, Attention: Corporate Trust Office. Any notice required or permitted to be given or served by the Issuer, the Guarantor or by the Trustee to or upon any Holders of Notes, may be given or



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served by being deposited in the United States mail, first-class mail (except as otherwise specifically provided herein), addressed at their addresses as they shall appear on the register of the Registrar.

                 In any case where notice to the Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                 In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                 SECTION 11.5 Officers' Certificates and Opinions of Counsel; Statements to be Contained Therein. Upon any application or demand by the Issuer or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                 Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to



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compliance  with a condition or covenant  provided for in this  Indenture  shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                 Any certificate, statement or opinion of an
officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion of or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer or the Guarantor, as the case may be, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer or the Guarantor, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                Any certificate, statement or opinion of an
officer of the Issuer or the Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer or the Guarantor, as the case may be, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement



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or opinion  may be based as  aforesaid  are  erroneous,  or in the  exercise  of reasonable care should know that the same are erroneous.

                Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

                SECTION 11.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of principal of the Notes or the date fixed for redemption or repayment of the Notes shall not be a Business Day, then payment of amounts due on the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment and no interest shall accrue for the period after such date.

                SECTION 11.7 Illinois Law to Govern.  This
Indenture and the Notes shall be deemed to be a contract under the laws of the State of Illinois, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

                SECTION 11.8  Counterparts.  This Indenture may be
executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                SECTION 11.9  Effect of Headings.  The Article and
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


                                 ARTICLE TWELVE

                               REDEMPTION OF NOTES

                SECTION  12.1  Right  to  Redeem;  Notices  to Trustee.
The Issuer, at its option, may redeem the Notes in accordance with the provisions of paragraphs 5 and 6 of the Notes. If the Issuer elects to redeem Notes pursuant to



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paragraph  5 of the  Notes,  it shall  notify  the  Trustee  in  writing  of the redemption date, the Principal Amount at Maturity of Notes to be redeemed and the Redemption Price. The Issuer shall give the notice to the Trustee provided for in this Section 12.1 at least 70 days before the redemption date (unless a shorter notice shall be satisfactory to the Trustee).

                SECTION 12.2 Notice of Redemption; Partial
Redemptions. (a) Notice of redemption to the Holders of the Notes to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such Holders at their last addresses as they shall appear upon the register of the Registrar. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Note designated for redemption as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other Note.

                (b) The notice of redemption to each such Holder shall specify the Principal Amount at Maturity of each Note held by such Holder to be redeemed, the date fixed for redemption, the Redemption Price, the place or places of payment and that payment will be made upon presentation and surrender of such Note, that on and after said date Original Issue Discount and interest, if any, will cease to accrue (unless the Issuer defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture) and that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes. In case any Note is to be redeemed in part only the notice of redemption shall state the portion of the Principal Amount at Maturity thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in authorized denominations for an aggregate Principal Amount at Maturity equal to the unredeemed portion thereof will be



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issued in the name of the Holder thereof upon cancellation
of the original Note.

                (c)       The notice of redemption of Notes to be
redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer, in which case the Issuer will provide the Trustee with the information required to be included in such notice by the preceding paragraph.

                (d)       On or before the redemption date specified in
the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more Paying Agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Notes so called for redemption at the applicable Redemption Price. In the case of any partial redemption, selection of the Notes for redemption will be made by the Trustee on a pro rata basis, by lot or by a method that complies with the applicable legal and securities exchange requirements, if any, and that the Trustee considers fair and appropriate and in accordance with the methods generally used at the time of selection by fiduciaries in similar circumstances. Notes may be redeemed in part in multiples equal to $1,000 Principal Amount at Maturity or any integral multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Notes selected for redemption. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the Principal Amount at Maturity of such Note which has been or is to be redeemed.

                SECTION 12.3 Payment of Notes Called for
Redemption. If notice of redemption has been given as provided in Section 12.2, the Notes or portions of the Notes specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, and on and after said date (unless the Issuer shall default in the payment of such Notes at the applicable Redemption Price) the Original Issue



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Discount and  interest,  if any, on the Notes or portions of Notes so called for redemption shall cease to accrue, and, except as provided in Sections 6.5 and 10.4, such Notes shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Notes except the right to receive the applicable Redemption Price thereof. On presentation and surrender of such Notes at a place of payment specified in said notice, such Notes or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable Redemption Price.

                If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the yield to maturity borne by the Notes.

                Upon presentation of any Note redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Note or Notes, of authorized denominations, in Principal Amount at Maturity equal to the unredeemed portion of the Note so presented.

                SECTION 12.4 Exclusion of Certain Notes from
Eligibility for Selection for Redemption. Notes shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by: (a) the Issuer; (b) the Guarantor; or (c) an entity specifically identified in such Officers' Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor.





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                                ARTICLE THIRTEEN

                                    GUARANTEE

                SECTION 13.1 Telephone and Data Systems, Inc.
Guarantee. For value received, the Guarantor, in accordance with this Article Thirteen, hereby absolutely, fully, unconditionally and irrevocably guarantees to the Trustee and the Holders, as if the Guarantor were the principal debtor, the full and prompt payment when due of all Indenture Obligations (which for purposes of this Guarantee shall also be deemed to include all commissions, fees, charges, costs and other expenses (including, without limitation, all court costs and reasonable legal fees and disbursements of counsel) arising out of, or incurred by the Trustee or the Holders in connection with, the enforcement of this Guarantee).

                SECTION 13.2 Continuing Guarantee; No Right of
Set-Off; Independent Obligation. (a) This Guarantee shall be a continuing guarantee of the payment of all Indenture Obligations and shall remain in full force and effect until the payment in full of all of the Indenture Obligations and shall apply to and secure any ultimate balance due or remaining unpaid to the Trustee or the Holders; and this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or from time to time of any sum of money for the time being due or remaining unpaid to the Trustee or the Holders. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Indenture Obligations and would be owed by the Issuer under this Indenture and the Notes but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Issuer.

                (b)       The Guarantor hereby guarantees that the
Indenture   Obligations   will  be  paid  to  the  Trustee  without  set-off  or
counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise) in lawful currency of the United States of America.




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                (c)       The Guarantor's liability to pay or perform
or cause the performance of the Indenture Obligations under this Guarantee shall arise forthwith after demand for payment or performance by the Trustee has been given to the Guarantor in the manner prescribed in Section 11.4 hereof.

                (d) Except as provided herein, the provisions of this Article Thirteen cover all agreements between the parties hereto relative to this Guarantee and none of the parties shall be bound by any representation, warranty or promise made by any Person relative thereto which is not embodied herein; and it is specifically acknowledged and agreed that this Guarantee has been delivered by the Guarantor free of any conditions whatsoever and that no representations, warranties or promises have been made to the Guarantor affecting its liabilities hereunder, and that the Trustee shall not be bound by any representations, warranties or promises now or at any time hereafter made by the Issuer to the Guarantor.

                (e) This Guarantee is a guarantee of payment and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by the Issuer or upon any other event or condition whatsoever.

                (f) The obligations of the Guarantor set forth herein constitute the full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties.

                SECTION 13.3 Guarantee Unconditional.  The
obligations of the Guarantor hereunder are independent of the obligations of the Issuer under the Notes and this Indenture and a separate action or actions may be brought and prosecuted against the Guarantor whether or not an action or proceeding is brought against the Issuer and whether or not the Issuer is joined in any such action or proceeding. The liability of the Guarantor hereunder is irrevocable, absolute and unconditional and (to the extent permitted by law) the liability and obligations of the Guarantor hereunder shall not be released, discharged, mitigated, waived, impaired or affected in whole or in part by:



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                (a)       any lack of validity or enforceability in
         respect of any indebtedness or other obligation of the Issuer or any other Person under this Indenture or the Notes, or any agreement or instrument relating to any of the foregoing;

                (b) any grants of time, renewals, extensions, indulgences, releases, discharges or modifications which the Trustee or the Holders may extend to, or make with, the Issuer, the Guarantor or any other Person, or any change in the time, manner or place of payment of, or in any other term of, all or any of the Indenture Obligations, or any other amendment or waiver of, or any consent to or departure from, this Indenture or the Notes, including any increase or decrease in the Indenture Obligations;

                (c) the taking of security from the Issuer, the Guarantor or any other Person, and the release, discharge or alteration of, or other dealing with, such security;

                (d)       the abstention from taking security from the
         Issuer,   the  Guarantor  or  any  other  Person  or  from  perfecting, continuing to keep perfected or taking advantage of any security;

                (e) any loss, diminution of value or lack of enforceability of any security received from the Issuer, the Guarantor or any other Person, and including any other guarantees received by the Trustee;

                (f)       any other dealings by the Issuer or the
         Guarantor with any other Person, or with any security;

                (g) the Trustee's or the Holders' acceptance of compositions from the Issuer or the Guarantor;

                (h)       the application by the Holders or the Trustee
         of all monies at any time and from time to time received from the Issuer, the Guarantor or any other Person on account of any indebtedness and liabilities owing by the Issuer or the Guarantor to the Trustee or the Holders, in such manner as the Trustee or the Holders deems best and the changing of such application



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         in whole or in part and at any time or from time to time, or any manner of application of collateral, or proceeds thereof, to all or any of the Indenture Obligations, or the manner of sale of any collateral;

                (i) the release or discharge of the Issuer or the Guarantor or of any other guarantor of the Notes or of any Person liable directly as surety or otherwise by operation of law or otherwise for the Notes, other than an express release in writing given by the Trustee, on behalf of the Holders, of the liability and obligations of the Guarantor hereunder;

                (j) any change in the name, business, capital structure or governing instrument of the Issuer or the Guarantor or any refinancing or restructuring of any of the Indenture Obligations;

                (k) the sale of the Issuer's or the Guarantor's business or any part thereof;

                (l) any merger or consolidation, arrangement or reorganization of the Issuer, the Guarantor, any Person resulting from the merger or consolidation of the Issuer or the Guarantor with any other Person or any other successor to such Person or merged or consolidated Person or any other change in the corporate existence, structure or ownership of the Issuer or the Guarantor or any change in the corporate relationship between the Issuer and the Guarantor, or any termination of such relationship;

                (m)       the insolvency, bankruptcy, liquidation,
         winding-up,  dissolution,   receivership,   arrangement,  readjustment,
         assignment for the benefit of creditors or distribution of the assets of the Issuer or its assets or any resulting discharge of any obligations of the Issuer (whether voluntary or involuntary) or of the Guarantor (whether voluntary or involuntary) or the loss of corporate existence;

                (n) any arrangement or plan of reorganization affecting the Issuer or the Guarantor;




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                (o)       any failure, omission or delay on the part of
         the Issuer to conform or comply with any term of this Indenture;

                (p)       any limitation on the liability or
         obligations of the Issuer or any other person under this Indenture, or any discharge, termination, cancellation, distribution, irregularity, invalidity or unenforceability in whole or in part, of this Indenture;

                (q) any other circumstance that might otherwise constitute a defense available to, or discharge of, the Issuer or the Guarantor; or

                (r) any modification, compromise, settlement or release by the Trustee, or by operation of law or otherwise, of the Indenture Obligations or the liability of the Issuer or any other obligor under the Notes, or of any collateral, in whole or in part, and any refusal of payment by the Trustee, in whole or in part, from any other obligor or other guarantor in connection with any of the Indenture Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, the Guarantor.

                SECTION 13.4 Right to Demand Full Performance.
In the event of any demand for payment by the Trustee from the Guarantor hereunder, the Trustee or the Holders shall have the right to demand its full claim and to receive all payments in respect thereof until the Indenture Obligations have been paid in full, and the Guarantor shall continue to be liable hereunder for any balance which may be owing to the Trustee or the Holders by the Issuer under this Indenture and the Notes. The retention by the Trustee or the Holders of any security, prior to the realization by the Trustee or the Holders of its rights to such security upon foreclosure thereon, shall not, as between the Trustee and the Guarantor, be considered as a purchase of such security, or as payment, satisfaction or reduction of the Indenture Obligations due to the Trustee or the Holders by the Issuer or any part thereof. The Guarantor, promptly after demand, will reimburse the Trustee and the Holders for all costs and expenses of collecting such amount under, or enforcing this



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Guarantee,  including,  without limitation,  the reasonable fees and expenses of counsel.

                SECTION 13.5 Waivers. (a) The Guarantor hereby expressly waives (to the extent permitted by law) notice of the acceptance of this Guarantee and notice of the incurrence, existence, renewal, extension or the non-performance, non-payment, or non-observance on the part of the Issuer of any of the terms, covenants, conditions and provisions of this Indenture or the Notes or any other notice whatsoever to or upon the Issuer or the Guarantor with respect to the Indenture Obligations, whether by statute, rule of law or otherwise. The Guarantor hereby acknowledges communication to it of the terms of this Indenture and the Notes and all of the provisions therein contained and consents to and approves the same. The Guarantor hereby expressly waives (to the extent permitted by law) diligence, presentment, protest and demand for payment with respect to (i) any notice of any sale, transfer or other disposition of any right, title to or interest in the Notes by the Holders or in this Indenture,
(ii) any release of the Guarantor from its obligations hereunder resulting from any loss by it of its rights of subrogation hereunder and (iii) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or that might otherwise limit recourse against the Guarantor.

                (b) Without prejudice to any of the rights or recourses which the Trustee or the Holders may have against the Issuer, the Guarantor hereby expressly waives (to the extent permitted by law) any right to require the Trustee or the Holders to:

                (i) enforce, assert, exercise, initiate or exhaust any rights, remedies or recourse against the Issuer, the Guarantor or any other Person under this Indenture or otherwise;

                (ii)   value, realize upon, or dispose of any
         security of the Issuer or any other Person held by the Trustee or the Holders;

                (iii) initiate or exhaust any other remedy which the Trustee or the Holders may have in law or equity;
         or
                (iv)   mitigate the damages resulting from any
         default under this Indenture;

before requiring or becoming entitled to demand payment from the Guarantor under this Guarantee.

                SECTION 13.6 The Guarantor Remains Obligated in the Event the Issuer is No Longer Obligated to Discharge Indenture Obligations. It is the express intention of the Trustee and the Guarantor that if for any reason the Issuer has no legal existence, is or becomes under no legal obligation to discharge the Indenture Obligations owing to the Trustee or the Holders by the Issuer or if any of the Indenture Obligations owing by the Issuer to the Trustee or the Holders becomes irrecoverable from the Issuer by operation of law or for any reason whatsoever, this Guarantee and the covenants, agreements and obligations of the Guarantor contained in this Article Thirteen shall nevertheless be binding upon the Guarantor, until such time as all such Indenture Obligations have been paid in full to the Trustee and all Indenture Obligations owing to the Trustee or the Holders by the Issuer have been discharged, or such earlier time as Section 10.1 shall apply to the Notes and the Guarantor shall be responsible for the payment thereof to the Trustee or the Holders upon demand.

                SECTION 13.7 Subrogation. The Guarantor will not exercise any rights that it may now or hereafter acquire against the Issuer or any other guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under the Guarantee including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Holders or the Trustee against the Issuer or any other guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Issuer or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Indenture Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash.

                SECTION 13.8 Guarantee Is In Addition to Other Security. This Guarantee shall be in addition to and not in substitution for any other guarantees or other security which the Trustee may now or hereafter hold in respect of the Indenture Obligations owing to the Trustee or the Holders by the Issuer and (except as may be required by law) the Trustee shall be under no obligation to marshal in favor of the Guarantor any other guarantees or other security or any moneys or other assets which the Trustee may be entitled to receive or upon which the Trustee or the Holders may have a claim.

                SECTION 13.9 Release of Security Interests. Without limiting the generality of the foregoing and except as otherwise provided in this Indenture, the Guarantor hereby consents and agrees, to the fullest extent permitted by applicable law, that the rights of the Trustee hereunder, and the liability of the Guarantor hereunder, shall not be affected by any and all releases for any purpose of any collateral, if any, from the Liens and security interests created by any collateral document and that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indenture Obligations is rescinded or must otherwise be returned by the Trustee upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, all as though such payment had not been made.

                SECTION 13.10 No Bar to Further Actions. Except as provided by law, no action or proceeding brought or instituted under this Article Thirteen and this Guarantee and no recovery or judgment in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under this Article Thirteen and this Guarantee by reason of any further default or defaults under Article Thirteen and this Guarantee or in the payment of any of the Indenture Obligations owing by the Issuer.

                SECTION 13.11  Failure to Exercise Rights Shall
Not Operate As a Waiver; No Suspension of Remedies. (a) No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article Thirteen and this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other right, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity.

                (b) Nothing contained in this Article Thirteen shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Notes pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

                SECTION 13.12 Release of Guarantee. Concurrently with the payment in full of all of the Indenture Obligations, then the Guarantor shall be released from and relieved of its obligations under this Article Thirteen. Upon the delivery by the Issuer to the Trustee of an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of this Guarantee was made by the Issuer in accordance with the provisions of this Indenture and the Notes, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantor from its obligations under this Guarantee. If any of the Indenture Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantor under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Indenture Obligations are paid in full, and the Guarantor shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

                SECTION  13.13   Execution  of  Guarantee.   To  evidence  the
Guarantee, the Guarantor hereby agrees to execute a notation relating to the Guarantee substantially in the form set forth in Exhibit A, to be endorsed on each Note authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of the Guarantor by its Chairman of the Board, its President or one of its Vice Presidents.
The signature of any of these officers on the Notes may be manual or facsimile.

                If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates a Note on which this Guarantee is endorsed, such Guarantee shall be valid nevertheless.

                The Guarantor hereby agrees that the Guarantee shall remain in full force and effect notwithstanding any failure to include on each Note a notation relating to the Guarantee. The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantor.

                SECTION 13.14 Guarantee Unsecured Unsubordinated Indebtedness of Guarantor. The indebtedness represented by this Guarantee is an unsecured unsubordinated obligation of the Guarantor and in all respects shall rank pari passu with all existing and future unsecured unsubordinated indebtedness of the Guarantor.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of November 4, 1996.



                         AMERICAN PORTABLE TELECOM, INC.,
                              as Issuer


                         By:___________________________________________
                         Name:
                         Title:


                         TELEPHONE AND DATA SYSTEMS, INC.,
                              as Guarantor


                         By:___________________________________________
                         Name:
                         Title:


                         THE FIRST NATIONAL BANK OF CHICAGO,
                              as Trustee


                         By:___________________________________________
                         Name:
                         Title:

                                                                   EXHIBIT A


                             [FORM OF FACE OF NOTE]

                              [Global Note Legend]


                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.*

                            [Restricted Note Legend]

                  "THIS NOTE (OR ITS PREDECESSOR) HAS BEEN ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND UNDER APPLICABLE STATE SECURITIES LAWS, AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION
--------
     * This legend should only be added if the Note is issued in global form.

         FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (i) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
         (ii) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR
         (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (iv) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND
         (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

         ["IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]**

--------
              ** Include on a Definitive Note to be held by an institutional "accredited investor" (as defined in Rule 501(a), (1), (2), (3) or (7) under the Securities Act).

                  FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, RELATING TO "ORIGINAL ISSUE DISCOUNT," THE ISSUE DATE OF THIS NOTE IS NOVEMBER 4, 1996, THE ISSUE PRICE FOR EACH $1,000 OF PRINCIPAL AMOUNT PAYABLE AT MATURITY IS $442.00, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT FOR EACH $1,000 OF PRINCIPAL AMOUNT PAYABLE AT MATURITY IS $558.00, AND THE YIELD TO MATURITY IS 8.34% PER ANNUM, COMPOUNDED SEMI-ANNUALLY.


                         AMERICAN PORTABLE TELECOM, INC.

                     Fully and Unconditionally Guaranteed by
                        TELEPHONE AND DATA SYSTEMS, INC.


No.                                               CUSIP: 029062AA4

Issue Date:  November 4, 1996
Issue Price:  $442.00                             Original Issue Discount:
(for each $1,000 Principal                        $558.00 (for each $1,000
Amount at Maturity)                               Principal Amount at Maturity)

                       Series A Zero Coupon Note Due 2006


                  American Portable Telecom, Inc., a Delaware
corporation, promises to pay to                        or
registered assigns, the Principal Amount at Maturity of
                 Dollars ($_________) on November 1, 2006.

                  This Note shall not bear interest except as specified on the other side of this Note. Original Issue Discount will accrue as specified on the other side of this Note.

                  Additional provisions of this Note are set forth on the other side of this Note.


                                                  AMERICAN PORTABLE TELECOM,
                                                  INC.

                                                       by

[Seal]
                                                 ----------------------------
                                                 Title:


                                                 ----------------------------
                                                 Title:


Dated:   November 4, 1996


TRUSTEE'S CERTIFICATE OF
      AUTHENTICATION

THE FIRST NATIONAL BANK OF CHICAGO

  as Trustee, certifies
  that this is one of the
  Notes referred to
  in the Indenture.

  by
         --------------------
         Authorized Signatory

                         [FORM OF REVERSE SIDE OF NOTE]

                         AMERICAN PORTABLE TELECOM, INC.

                     Fully and Unconditionally Guaranteed by

                        TELEPHONE AND DATA SYSTEMS, INC.

                       Series A Zero Coupon Note Due 2006


1.       Interest

                  This Note shall not bear interest, except that if the Principal Amount at Maturity hereof or any portion of such Principal Amount at Maturity is not paid when due (whether upon acceleration pursuant to Section 5.1 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 5 hereof or upon the stated maturity of this Note), then in each such case the overdue amount shall bear interest at the yield to maturity on the Notes, compounded semi-annually, which interest, including interest thereon at the same rate, compounded semi-annually (to the extent that the payment of such interest shall be legally enforceable), shall accrue from the date such overdue amount was due to the date of payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

                  Original Issue Discount (the difference between the Issue Price and the Principal Amount at Maturity of the Note), in the period during which a Note remains outstanding, shall accrue at 8.34% per annum, on a semi-annual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the Issue Date of this Note.


2.       Method of Payment

                  Subject to the terms and conditions of the Indenture, the Issuer will make payments in respect of the Notes to the persons who are registered Holders of Notes at the close of business on the Business Day preceding the redemption date or stated maturity, as the case may be. Holders must surrender Notes to a Paying Agent to collect such payments in respect of the Notes. The Issuer will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Issuer may make such cash payments payable by check payable in such money.

3.       Paying Agent and Registrar

                  Initially, The First National Bank of Chicago (the "Trustee"), will act as Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent, Registrar or co-registrar without notice, other than notice to the Trustee. The Issuer or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.


4.       Indenture

                  The Issuer issued the Notes under an Indenture dated as of November 4, 1996 (the "Indenture"), among the Issuer, Telephone and Data Systems, Inc., an Iowa corporation (the "Guarantor") and the Trustee. The terms of the Notes include those stated in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture for a statement of those terms.

                  The Notes are unsecured unsubordinated obligations of the Issuer, ranking pari passu with all other unsecured unsubordinated indebtedness of the Issuer and limited to $226,245,000 aggregate Principal Amount at Maturity (subject to Section 2.6 of the Indenture). The Indenture imposes certain limitations on, among other things, the creation of Secured Debt by the Guarantor and the participation by the Guarantor in certain Sale and Leaseback transactions.

5.       Optional Redemption

                  No sinking fund is provided for the Notes. The Notes may not be redeemed prior to November 1, 2001. On and after that date, the Issuer may redeem the Notes in whole or in part at any time at the Redemption Prices specified below.

                  The table below shows Redemption Prices of a Note per $1,000 Principal Amount at Maturity on November 1, 2001, at each November 1 thereafter prior to maturity and at maturity on November 1, 2006, which prices reflect the accrued Original Issue Discount calculated at each such date. The Redemption Price of a Note redeemed between such dates would include an additional amount reflecting the additional Original Issue Discount accrued since the next preceding date in the table.

                              (1)               (2)                  (3)
                                             Original
                                              Issue               Redemption
   Redemption                               Discount at              Price
      Date                Issue Price          8.34%               (1) +(2)
   ----------             -----------       -----------           ----------
November 1, 2001            $442.00           $222.60              $ 664.60
November 1, 2002             442.00            279.20                721.20
November 1, 2003             442.00            340.60                782.60
November 1, 2004             442.00            407.20                849.20
November 1, 2005             442.00            479.50                921.50
November 1, 2006             442.00            558.00              1,000.00

6.       Notice of Redemption

                  Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at the Holder's registered address. Securities in denominations larger than $1,000 Principal Amount at Maturity may be redeemed in part but only in integral multiples of $1,000 Principal Amount at Maturity. If money sufficient to pay the redemption price of all the Notes (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date Original Issue Discount ceases to accrue on such Notes (or such portions thereof) called for redemption.


7.       Guarantee

                  Payment and performance of the Indenture Obligations of the Issuer in connection with the Indenture and the Notes are fully, unconditionally and absolutely guaranteed by the Guarantor in accordance with the terms of Article Thirteen of the Indenture.

8.       Denominations; Transfer; Exchange

                  The Notes are in registered form without coupons in denominations of $1,000 Principal Amount at Maturity (or, in the case of Notes sold to institutional "accredited investors" as described in Rule 501(a)(1),
(2), (3) or (7) under the Securities Act in a transaction intended to be exempt from registration under the Securities Act, minimum denominations of $250,000) and integral multiples of $1,000 Principal Amount at Maturity. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) or any Securities for a period of 15 days before a selection of Notes to be redeemed.


9.       Persons Deemed Owners

                  The registered holder of this Note may be treated as the owner of it for all purposes. Owners of a beneficial interest in the Global Note will not be considered the owners or Holders of any Note. So long as the Depository, or its nominee, is the Holder of the Global Note, the Depository or such nominee, as the case may be, will be considered the sole owner and Holder of the Notes represented by the Global Notes for all purposes under the Indenture and this Note.


10.      Unclaimed Money

                  If money for the payment of any amount with respect to the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuer at its request unless the applicable abandoned property law designates another person. After any such payment, Holders entitled to the money must look only to the Issuer and not to the Trustee for payment.

11.      Defeasance

                  Subject to certain conditions, the Issuer at any time may terminate some or all of its obligations under the Notes and the Indenture if the Issuer deposits with the Trustee money or Government Obligations for the payment of the Principal Amount at Maturity on all the Notes.


12.      Amendment, Waiver

                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture may be amended with the written consent of the Holders of at least a majority in Principal Amount at Maturity Outstanding of the Notes and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in Principal Amount at Maturity Outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Issuer, the Guarantor and the Trustee may amend the Indenture to cure any ambiguity, omission, defect or inconsistency, provided that no such action adversely affects Holders of the Notes, or to add guarantees with respect to the Securities, or to provide for uncertificated Notes in addition to or in place of certificated Notes, or to add additional covenants, or to secure the Notes.


13.      Defaults and Remedies

                  Under the Indenture, Events of Default include (a) default in any payment of the Principal Amount at Maturity, Issue Price, accrued Original Issue Discount or Redemption Price on the Notes when the same becomes due and payable; (b) failure on the part of the Guarantor or the Issuer to comply with other agreements in the Notes or in the Indenture, subject to notice and lapse of time; (c) certain accelerations (including failure to pay within any grace period after final maturity) of other indebtedness if the amount accelerated (or so unpaid) equals or exceeds 2% of Consolidated Capitalization of the Guarantor;
(d) the Guarantee ceases to be in full force and effect or the Guarantor or any person acting on behalf of the Guarantor shall deny or disaffirm the Guarantor's obligations under the Guarantee; or (e) certain events of bankruptcy or insolvency of the Guarantor or the Issuer.

                  If an Event of Default shall have occurred and be continuing, then, unless the principal amount of all of the Notes shall have previously become due and payable, either the Trustee or the Holders of at least 25% in aggregate Principal Amount at Maturity of the Notes then Outstanding may declare all the Notes to be immediately due and payable. Certain events of bankruptcy or insolvency are Events of Default which will result in the Notes becoming due and payable immediately upon the occurrence of such Events of Default.

                  Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount at Maturity of the Notes at the time Outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default (except a Default in payment of amounts specified in clause (a) above) if it determines that withholding notice is in their interests.


14.      Trustee Dealings with the Issuer

                  Subject to certain limitations, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its affiliates and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not Trustee.


15.      No Recourse Against Others

                  A director, officer, employee, stockholder or incorporator, as such, of the Issuer or the Guarantor shall not have any liability for any obligations of the Issuer or the Guarantor under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.


16.      Authentication

                  This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Note.


17.      Abbreviations

                  Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian) and U/G/M/A (= Uniform Gift to Minors Act).


18.      CUSIP Numbers

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Issuer has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.


19.      Governing Law

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, EXCEPT AS MAY OTHERWISE BE REQUIRED BY MANDATORY PROVISIONS OF LAW.

                  The Issuer will furnish to any Noteholder upon written request and without charge to the Noteholder a copy of the Indenture which has in it the text of this Note in larger type. Requests may be made to:


                                    American Portable Telecom, Inc.
                                    8410 West Bryn Mawr Avenue
                                    Suite 1100
                                    Chicago, Illinois 60631

                                    Attention: Chief Financial Officer

                        FORM OF NOTATION ON NOTE RELATING
                                  TO GUARANTEE

             The Guarantor (which term includes any successor person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the complete and punctual payment and performance by the Issuer of the Indenture Obligations in connection with the Indenture and the Notes, and further agrees to pay any and all expenses (including, without limitation, all court costs and reasonable fees and disbursements of counsel) which may be paid or incurred by the Trustee or the Holders in enforcing their rights under the Guarantee. The indebtedness evidenced by the Guarantees is an unsecured unsubordinated obligation of the Guarantor and in all respects shall rank pari passu with all existing and future unsecured unsubordinated indebtedness of the Guarantor.

             The obligations of the Guarantor to the Holders of Notes and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Thirteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.


TELEPHONE AND DATA
 SYSTEMS, INC.
                                                          [SEAL]


By________________________
Title:


Attest:___________________
       Title:

-------------------------------------------------------------------------------





                                 ASSIGNMENT FORM


    To assign this Note, fill in the form below:

    I or we assign and transfer this Note to

             (Print or type assignee's name, address and zip code)

             (Insert assignee's soc. sec. or tax I.D. No.)

             And irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.




-------------------------------------------------------------------------------




Date:____________________    Your Signature:__________________________________




-------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.



Signature Guarantee:   ________________________________________________________
                       (Signature must be guaranteed by an
                       "eligible guarantor institution" that
                       is, a bank, stockbroker, savings and
                       loan association or credit union
                       meeting the requirements of the
                       Registrar, which requirements include
                       membership or participation in the

                       Securities Transfer Agents Medallion
                       Program ("STAMP") or such other
                       "signature guarantee program" as may
                       be determined by the Registrar in
                       addition to, or in substitution for,
                       STAMP.)

          CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF
                           TRANSFER OF RESTRICTED NOTE

This certificate relates to $_________ Principal Amount at Maturity of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

|_| has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

|_| has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

The undersigned confirms that such Notes are being:

CHECK ONE BOX BELOW:

             (1)      |_|     acquired for the undersigned's own account,
                              without transfer (in satisfaction of
                              Section 2.5(a)(ii)(A) of the Indenture); or

             (2)      |_|     transferred to the Issuer; or

             (3)      |_|     transferred pursuant to and in compliance
                              with Rule 144A under the Securities Act of 1933, as amended; or

             (4)      |_|     transferred pursuant to and in compliance
                              with Regulation S under the Securities Act of 1933, as amended; or

             (5)      |_|     transferred pursuant to and in compliance
                              with Rule 144 under the Securities Act of 1933, as amended; or

             (6)      |_|     transferred pursuant to an effective
                              registration statement under the Securities
                              Act of 1933, as amended.






Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Issuer or the Trustee may require evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend on the face of this Security.



                                    ------------------------------------------
                                                    Signature

Signature Guarantee:
                       -------------------------------------------------------
                       (Signature must be guaranteed by an
                       "eligible guarantor institution", that
                       is, a bank,  stockbroker,  saving  and loan
                       association  or credit  union  meeting  the
                       requirements   of  the   Registrar,   which
                       requirements    include    membership    or
                       participation  in the  Securities  Transfer
                       Agents Medallion Program ("STAMP") or such other signature guarantee program as may be determined by the Registrar in addition to, or in substitution for, STAMP.)

                         [TO BE ATTACHED TO GLOBAL NOTE]

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

          The following increases or decreases in this Global Note have been made:

========  ================  ================  =================  ===============
                                              Principal Amount
          Amount of         Amount of         at Maturity        Siganture of
          decrease in       increase in       of this Global     authorized
          Principal amount  Principal Amount  Note following     signatory of
Date of   at Maturity of    at Maturity of    such decrease      Trustee or
Exchange  this Global Note  this Global Note  or increase        Notes Custodian
--------  ----------------  ----------------  -----------------  ---------------